                                                               Sub-Item 77Q1(e)

                            MEMORANDUM OF AGREEMENT
                            (ADVISORY FEE WAIVERS)

   This Memorandum of Agreement is entered into as of the effective date on the attached Exhibit A and B (each an "Exhibit" or, collectively the "Exhibits"), between AIM Counselor Series Trust (Invesco Counselor Series Trust), AIM Equity Funds (Invesco Equity Funds), AIM Funds Group (Invesco Funds Group), AIM Growth Series (Invesco Growth Series), AIM International Mutual Funds (Invesco International Mutual Funds), AIM Investment Funds (Invesco Investment Funds), AIM Investment Securities Funds (Invesco Investment Securities Funds), AIM Sector Funds (Invesco Sector Funds), AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds), AIM Treasurer's Series Trust (Invesco Treasurer's Series Trust), AIM Variable Insurance Funds (Invesco Variable Insurance Funds), Invesco Municipal Income Opportunities Trust, Invesco Securities Trust, Invesco, Invesco Quality Municipal Income Trust and Invesco Value Municipal Income Trust (each a "Trust" or, collectively, the "Trusts"), on behalf of the funds listed on the Exhibits to this Memorandum of Agreement (the "Funds"), and Invesco Advisers, Inc. ("Invesco"). Invesco shall and hereby agrees to waive fees of the Funds, on behalf of their respective classes as applicable, severally and not jointly, as indicated in the Exhibits.

   For and in consideration of the mutual terms and agreements set forth herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Invesco agrees that until at least the expiration date set forth on Exhibit A (the "Expiration Date") and with respect to those Funds listed on the Exhibit, Invesco will waive its advisory fees at the rate set forth on the Exhibit.

   For and in consideration of the mutual terms and agreements set forth herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Trusts and Invesco agree as follows:

     1. Invesco agrees that until the expiration date, if any, of the commitment set forth on the attached Exhibit B occurs, as such Exhibit B is amended from time to time, Invesco will waive advisory fees payable by an Investing Fund (defined below) in an amount equal to 100% of the net advisory fee Invesco receives on the Uninvested Cash (defined below) from the Affiliated Money Market Fund (defined below) in which the Investing Fund invests (the "Waiver").

         i. Invesco's Fund Accounting Group will calculate, and apply, the Waiver monthly, based upon the average investment of Uninvested Cash made by the Investing Fund during the previous month in an Affiliated Money Market Fund.

         ii. The Waiver will not apply to those Investing Funds that do not charge an advisory fee, either due to the terms of their advisory agreement, or as a result of contractual or voluntary fee waivers.

         iii. The Waiver will not apply to cash collateral for securities lending.

         For purposes of the paragraph above, the following terms shall have the following meanings:

         (a) "Affiliated Money Market Fund" - any existing or future Trust that holds itself out as a money market fund and complies with Rule 2a-7 under the Investment Company Act of 1940, as amended;

         (b) "Investing Fund" - any Fund investing Cash Balances and/or Cash Collateral in an Affiliated Money Market Fund; and

         (c) "Uninvested Cash" - cash available and uninvested by a Trust that may result from a variety of sources, including dividends or interest received on portfolio securities, unsettled securities transactions, strategic reserves, matured investments, proceeds from liquidation of investment securities, dividend payments, or new investor capital.

ADV MOA - Fee Waivers 070113

     2. Neither a Trust nor Invesco may remove or amend the Waiver to a Trust's detriment prior to requesting and receiving the approval of the Board of Trustee of the applicable Fund's Trust to remove or amend such Waiver. Invesco will not have any right to reimbursement of any amount so waived.

   The Boards of Trustees and Invesco may terminate or modify this Memorandum of Agreement prior to the Expiration Date only by mutual written consent. Invesco will not have any right to reimbursement of any amount so waived or reimbursed.

   Subject to the foregoing paragraphs, Invesco agrees to review the then-current waivers for each class of the Funds listed on the Exhibits on a date prior to the Expiration Date to determine whether such waivers should be amended, continued or terminated. The waivers will expire upon the Expiration Date unless the Trusts and Invesco have agreed to continue them. The Exhibits will be amended to reflect any such agreement.

   It is expressly agreed that the obligations of the Trusts hereunder shall not be binding upon any of the Trustees, shareholders, nominees, officers, agents or employees of the Trusts personally, but shall only bind the assets and property of the Funds, as provided in each Trust's Agreement and Declaration of Trust. The execution and delivery of this Memorandum of Agreement have been authorized by the Trustees of each Trust, and this Memorandum of Agreement has been executed and delivered by an authorized officer of each Trust acting as such; neither such authorization by such Trustees nor such execution and delivery by such officer shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the assets and property of the Funds, as provided in each Trust's Agreement and Declaration of Trust.

   IN WITNESS WHEREOF, each of the Trusts, on behalf of itself and its Funds listed in Exhibit A and B to this Memorandum of Agreement, and Invesco have entered into this Memorandum of Agreement as of the Effective Date on the attached Exhibits.

     AIM COUNSELOR SERIES TRUST (INVESCO COUNSELOR SERIES TRUST)
     AIM EQUITY FUNDS (INVESCO EQUITY FUNDS)
     AIM FUNDS GROUP (INVESCO FUNDS GROUP)
     AIM GROWTH SERIES (INVESCO GROWTH SERIES)
     AIM INTERNATIONAL MUTUAL FUNDS (INVESCO INTERNATIONAL MUTUAL FUNDS) AIM INVESTMENT FUNDS (INVESCO INVESTMENT FUNDS)
     AIM INVESTMENT SECURITIES FUNDS (INVESCO INVESTMENT SECURITIES FUNDS) AIM SECTOR FUNDS (INVESCO SECTOR FUNDS)
     AIM TAX-EXEMPT FUNDS (INVESCO TAX-EXEMPT FUNDS)
     AIM TREASURER'S SERIES TRUST (INVESCO TREASURER'S SERIES TRUST)
     AIM VARIABLE INSURANCE FUNDS (INVESCO VARIABLE INSURANCE FUNDS) INVESCO MUNICIPAL INCOME OPPORTUNITIES TRUST
     INVESCO QUALITY MUNICIPAL INCOME TRUST
     INVESCO SECURITIES TRUST
     INVESCO VALUE MUNICIPAL INCOME TRUST
     on behalf of the Funds listed in the Exhibit to this Memorandum of Agreement


By:     /s/ John M. Zerr
        --------------------------
Title:  Senior Vice President

INVESCO ADVISERS, INC.

By:     /s/ John M. Zerr
        --------------------------
Title:  Senior Vice President

ADV MOA - Fee Waivers 070113

                         EXHIBIT A TO ADVISORY FEE MOA

AIM EQUITY FUNDS                                                                  EFFECTIVE  EXPIRATION
(INVESCO EQUITY FUNDS)                             WAIVER DESCRIPTION               DATE        DATE
---------------------------------------  ---------------------------------------- ---------- ------------
Invesco Constellation Fund               Invesco will waive advisory fees to the  3/27/2006  12/31/2013*
                                         extent necessary so that advisory fees
                                         Invesco receives do not exceed the
                                         annualized rates listed below.
                                         0.695% of the first $250M
                                         0.615% of the next $4B
                                         0.595% of the next $750M
                                         0.57% of the next $2.5B
                                         0.545% of the next $2.5B
                                         0.52% of the excess over $10B

AIM TREASURER'S SERIES TRUST                                                               EXPIRATION
(INVESCO TREASURER'S SERIES TRUST)              WAIVER DESCRIPTION         EFFECTIVE DATE    DATE
----------------------------------       --------------------------------- --------------  -----------
Premier Portfolio                        Invesco will waive advisory fees    2/1/2011      12/31/2013
                                         in the amount of 0.07% of the
                                         Fund's average daily net assets
Premier U.S. Government Money Portfolio  Invesco will waive advisory fees    2/1/2011      12/31/2013
                                         in the amount of 0.07% of the
                                         Fund's average daily net assets

*  Or upon the closing of the Fund merger with Invesco American Franchise Fund

ADV MOA - Fee Waivers 070113

                                  EXHIBIT "B"

          AIM COUNSELOR SERIES TRUST (INVESCO COUNSELOR SERIES TRUST)

PORTFOLIO                                                     EFFECTIVE DATE   COMMITTED UNTIL
---------                                                    ----------------- ---------------
Invesco American Franchise Fund                              February 12, 2010  June 30, 2014
Invesco California Tax-Free Income Fund                      February 12, 2010  June 30, 2014
Invesco Core Plus Bond Fund                                    June 2, 2009     June 30, 2014
Invesco Equally-Weighted S&P 500 Fund                        February 12, 2010  June 30, 2014
Invesco Equity and Income Fund                               February 12, 2010  June 30, 2014
Invesco Floating Rate Fund                                     July 1, 2007     June 30, 2014
Invesco Global Real Estate Income Fund                         July 1, 2007     June 30, 2014
Invesco Growth and Income Fund                               February 12, 2010  June 30, 2014
Invesco Pennsylvania Tax Free Income Fund                    February 12, 2010  June 30, 2014
Invesco S&P 500 Index Fund                                   February 12, 2010  June 30, 2014
Invesco Small Cap Discovery Fund                             February 12, 2010  June 30, 2014
Invesco U.S. Quantitative Core Fund                            July 1, 2007     June 30, 2014

                    AIM EQUITY FUNDS (INVESCO EQUITY FUNDS)

PORTFOLIO                                                      EFFECTIVE DATE COMMITTED UNTIL
---------                                                      -------------- ---------------
Invesco Charter Fund                                           July 1, 2007    June 30, 2014
Invesco Constellation Fund                                     July 1, 2007    June 30, 2014
Invesco Disciplined Equity Fund                                July 14, 2009   June 30, 2014
Invesco Diversified Dividend Fund                              July 1, 2007    June 30, 2014
Invesco Summit Fund                                            July 1, 2007    June 30, 2014

                     AIM FUNDS GROUP (INVESCO FUNDS GROUP)

FUND                                                           EFFECTIVE DATE COMMITTED UNTIL
----                                                           -------------- ---------------
Invesco European Small Company Fund                             July 1, 2007   June 30, 2014
Invesco Global Core Equity Fund                                 July 1, 2007   June 30, 2014
Invesco International Small Company Fund                        July 1, 2007   June 30, 2014
Invesco Small Cap Equity Fund                                   July 1, 2007   June 30, 2014

                   AIM GROWTH SERIES (INVESCO GROWTH SERIES)

FUND                                                          EFFECTIVE DATE   COMMITTED UNTIL
----                                                         ----------------- ---------------
Invesco Convertible Securities Fund                          February 12, 2010  June 30, 2014
Invesco Global Quantitative Core Fund                          July 1, 2007     June 30, 2014
Invesco Leaders Fund                                         February 12, 2010  June 30, 2014
Invesco Mid Cap Core Equity Fund                               July 1, 2007     June 30, 2014
Invesco Small Cap Growth Fund                                  July 1, 2007     June 30, 2014
Invesco U.S. Mortgage Fund                                   February 12, 2010  June 30, 2014

ADV MOA - Fee Waivers 070113

      AIM INTERNATIONAL MUTUAL FUNDS (INVESCO INTERNATIONAL MUTUAL FUNDS)

FUND                                                               EFFECTIVE DATE COMMITTED UNTIL
----                                                               -------------- ---------------
Invesco Asia Pacific Growth Fund                                    July 1, 2007   June 30, 2014
Invesco European Growth Fund                                        July 1, 2007   June 30, 2014
Invesco Global Growth Fund                                          July 1, 2007   June 30, 2014
Invesco Global Opportunities Fund                                  August 3, 2012  June 30, 2014
Invesco Global Small & Mid Cap Growth Fund                          July 1, 2007   June 30, 2014
Invesco International Core Equity Fund                              July 1, 2007   June 30, 2014
Invesco International Growth Fund                                   July 1, 2007   June 30, 2014
Invesco Select Opportunities Fund                                  August 3, 2012  June 30, 2014

                AIM INVESTMENT FUNDS (INVESCO INVESTMENT FUNDS)

FUND                                                            EFFECTIVE DATE   COMMITTED UNTIL
----                                                          ------------------ ---------------
Invesco Balanced-Risk Allocation Fund*                           May 29, 2009     June 30, 2014
Invesco Balanced-Risk Commodity Strategy Fund**               November 29, 2010   June 30, 2014
Invesco China Fund                                               July 1, 2007     June 30, 2014
Invesco Developing Markets Fund                                  July 1, 2007     June 30, 2014
Invesco Emerging Markets Equity Fund                             May 11, 2011     June 30, 2014
Invesco Emerging Market Local Currency Debt Fund                June 14, 2010     June 30, 2014
Invesco Endeavor Fund                                            July 1, 2007     June 30, 2014
Invesco Global Health Care Fund                                  July 1, 2007     June 30, 2014
Invesco Global Markets Strategy Fund                          September 25, 2012  June 30, 2014
Invesco International Total Return Fund                          July 1, 2007     June 30, 2014
Invesco Pacific Growth Fund                                   February 12, 2010   June 30, 2014
Invesco Premium Income Fund                                   December 13, 2011   June 30, 2014
Invesco Select Companies Fund                                    July 1, 2007     June 30, 2014

     AIM INVESTMENT SECURITIES FUNDS (INVESCO INVESTMENT SECURITIES FUNDS)

FUND                                                            EFFECTIVE DATE   COMMITTED UNTIL
----                                                           ----------------- ---------------
Invesco Corporate Bond Fund                                    February 12, 2010  June 30, 2014
Invesco Dynamics Fund                                            July 1, 2007     June 30, 2014
Invesco Global Real Estate Fund                                  July 1, 2007     June 30, 2014
Invesco High Yield Fund                                          July 1, 2007     June 30, 2014
Invesco High Yield Securities Fund                             February 12, 2010  June 30, 2014
Invesco Limited Maturity Treasury Fund                           July 1, 2007     June 30, 2014
Invesco Money Market Fund                                        July 1, 2007     June 30, 2014
Invesco Municipal Bond Fund                                      July 1, 2007     June 30, 2014
Invesco Real Estate Fund                                         July 1, 2007     June 30, 2014
Invesco Short Term Bond Fund                                     July 1, 2007     June 30, 2014
Invesco U.S. Government Fund                                     July 1, 2007     June 30, 2014

--------
* Advisory fees to be waived by Invesco for Invesco Balanced-Risk Allocation Fund also include advisory fees that Invesco receives on the Uninvested Cash from the Affiliated Money Market Fund in which Invesco Cayman Commodity Fund I, Ltd. invests.
** Advisory fees to be waived by Invesco for Invesco Balanced-Risk Commodity Strategy Fund also include advisory fees that Invesco receives on the Uninvested Cash from the Affiliated Money Market Fund in which Invesco Cayman Commodity Fund III, Ltd. invests.

ADV MOA - Fee Waivers 070113

                                                               Sub-Item 77Q1(e)

                    AIM SECTOR FUNDS (INVESCO SECTOR FUNDS)

FUND                                                                    EFFECTIVE DATE   COMMITTED UNTIL
----                                                                   ----------------- ---------------
Invesco American Value Fund                                            February 12, 2010  June 30, 2014
Invesco Comstock Fund                                                  February 12, 2010  June 30, 2014
Invesco Dividend Income Fund                                             July 1, 2007     June 30, 2014
Invesco Energy Fund                                                      July 1, 2007     June 30, 2014
Invesco Gold & Precious Metals Fund                                      July 1, 2007     June 30, 2014
Invesco Leisure Fund                                                     July 1, 2007     June 30, 2014
Invesco Mid Cap Growth Fund                                            February 12, 2010  June 30, 2014
Invesco Small Cap Value Fund                                           February 12, 2010  June 30, 2014
Invesco Technology Fund                                                  July 1, 2007     June 30, 2014
Invesco Technology Sector Fund                                         February 12, 2010  June 30, 2014
Invesco Value Opportunities Fund                                       February 12, 2010  June 30, 2014

                AIM TAX-EXEMPT FUNDS (INVESCO TAX-EXEMPT FUNDS)

FUND                                                                    EFFECTIVE DATE   COMMITTED UNTIL
----                                                                   ----------------- ---------------
Invesco High Yield Municipal Fund                                      February 12, 2010  June 30, 2014
Invesco Intermediate Term Municipal Income Fund                        February 12, 2010  June 30, 2014
Invesco Municipal Income Fund                                          February 12, 2010  June 30, 2014
Invesco New York Tax Free Income Fund                                  February 12, 2010  June 30, 2014
Invesco Tax-Exempt Cash Fund                                             July 1, 2007     June 30, 2014
Invesco Tax-Free Intermediate Fund                                       July 1, 2007     June 30, 2014

        AIM VARIABLE INSURANCE FUNDS (INVESCO VARIABLE INSURANCE FUNDS)

FUND                                                                    EFFECTIVE DATE   COMMITTED UNTIL
----                                                                   ----------------- ---------------
Invesco V.I. American Franchise Fund                                   February 12, 2010  June 30, 2014
Invesco V.I. American Value Fund                                       February 12, 2010  June 30, 2014
Invesco V.I. Balanced-Risk Allocation Fund***                          December 22, 2010  June 30, 2014
Invesco V.I. Comstock Fund                                             February 12, 2010  June 30, 2014
Invesco V.I. Core Equity Fund                                            July 1, 2007     June 30, 2014
Invesco V.I. Diversified Dividend Fund                                 February 12, 2010  June 30, 2014
Invesco V.I. Diversified Income Fund                                     July 1, 2007     June 30, 2014
Invesco V.I. Equally-Weighted S&P 500 Fund                             February 12, 2010  June 30, 2014
Invesco V.I. Equity and Income Fund                                    February 12, 2010  June 30, 2014
Invesco V.I. Global Core Equity Fund                                   February 12, 2010  June 30, 2014
Invesco V.I. Global Health Care Fund                                     July 1, 2007     June 30, 2014
Invesco V.I. Global Real Estate Fund                                     July 1, 2007     June 30, 2014
Invesco V.I. Government Securities Fund                                  July 1, 2007     June 30, 2014
Invesco V.I. Growth and Income Fund                                    February 12, 2010  June 30, 2014
Invesco V.I. High Yield Fund                                             July 1, 2007     June 30, 2014
Invesco V.I. International Growth Fund                                   July 1, 2007     June 30, 2014
Invesco V.I. Mid Cap Core Equity Fund                                    July 1, 2007     June 30, 2014
Invesco V.I. Mid Cap Growth Fund                                       February 12, 2010  June 30, 2014
Invesco V.I. Money Market Fund                                           July 1, 2007     June 30, 2014
Invesco V.I. S&P 500 Index Fund                                        February 12, 2010  June 30, 2014
Invesco V.I. Small Cap Equity Fund                                       July 1, 2007     June 30, 2014
Invesco V.I. Technology Fund                                             July 1, 2007     June 30, 2014
Invesco V.I. Utilities Fund                                              July 1, 2007     June 30, 2014
Invesco V.I. Value Opportunities Fund                                    July 1, 2007     June 30, 2014

--------
*** Advisory fees to be waived by Invesco for Invesco V.I. Balanced-Risk
    Allocation Fund also include an amount equal to advisory fees that Invesco receives from any money market fund or similarly pooled cash equivalent investment vehicle advised by Invesco and/or Invesco's affiliates in which Invesco Cayman Commodity Fund IV, Ltd. invests.

ADV MOA - Fee Waivers 070113

                           INVESCO SECURITIES TRUST

FUND                                               EFFECTIVE DATE  COMMITTED UNTIL
----                                              ---------------- ---------------
Invesco Balanced-Risk Aggressive Allocation Fund  January 16, 2013  June 30, 2014

                               CLOSED-END FUNDS

FUND                                               EFFECTIVE DATE COMMITTED UNTIL
----                                               -------------- ---------------
Invesco Municipal Income Opportunities Trust        June 1, 2010   June 30, 2014
Invesco Quality Municipal Income Trust              June 1, 2010   June 30, 2014
Invesco Value Municipal Income Trust                June 1, 2010   June 30, 2014

ADV MOA - Fee Waivers 070113

                                                               Sub-Item 77Q1(e)

                            MEMORANDUM OF AGREEMENT
                             (EXPENSE LIMITATIONS)

   This Memorandum of Agreement is entered into as of the Effective Date on the attached exhibits (the "Exhibits"), between AIM Counselor Series Trust (Invesco Counselor Series Trust), AIM Equity Funds (Invesco Equity Funds), AIM Funds Group (Invesco Funds Group), AIM Growth Series (Invesco Growth Series), AIM International Mutual Funds (Invesco International Mutual Funds), AIM Investment Funds (Invesco Investment Funds), AIM Investment Securities Funds (Invesco Investment Securities Funds), AIM Sector Funds (Invesco Sector Funds), AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds), AIM Variable Insurance Funds (Invesco Variable Insurance Funds), Invesco Municipal Income Opportunities Trust, Invesco Quality Municipal Income Trust, Invesco Securities Trust, Invesco Value Municipal Income Trust and Short-Term Investments Trust (each a "Trust" or, collectively, the "Trusts"), on behalf of the funds listed on the Exhibits to this Memorandum of Agreement (the "Funds"), and Invesco Advisers, Inc. ("Invesco"). Invesco shall and hereby agrees to waive fees or reimburse expenses of each Fund, on behalf of its respective classes as applicable, severally and not jointly, as indicated in the attached Exhibits.

   For and in consideration of the mutual terms and agreements set forth herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Trusts and Invesco agree as follows:

   For the Contractual Limits (listed in Exhibits A - D), Invesco agrees until at least the expiration date set forth on the attached Exhibits A - D (the "Expiration Date") that Invesco will waive its fees or reimburse expenses to the extent that expenses of a class of a Fund (excluding (i) interest;
(ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary or non-routine items, including litigation expenses; and (v) expenses that each Fund has incurred but did not actually pay because of an expense offset arrangement, if applicable) exceed the rate, on an annualized basis, set forth on the Exhibits of the average daily net assets allocable to such class. Acquired fund fees and expenses are not fees or expenses incurred by a fund directly but are expenses of the investment companies in which a fund invests. These fees and expenses are incurred indirectly through the valuation of a fund's investment in these investment companies. Acquired fund fees and expenses are required to be disclosed and included in the total annual fund operating expenses in the prospectus fee table. As a result, the net total annual fund operating expenses shown in the prospectus fee table may exceed the expense limits reflected in Exhibits A--D. With regard to the Contractual Limits, the Board of Trustees of the Trust and Invesco may terminate or modify this Memorandum of Agreement prior to the Expiration Date only by mutual written consent. Invesco will not have any right to reimbursement of any amount so waived or reimbursed.

   For the Contractual Limits, Invesco agrees to review the then-current expense limitations for each class of each Fund listed on the Exhibits on a date prior to the Expiration Date to determine whether such limitations should be amended, continued or terminated. The expense limitations will expire upon the Expiration Date unless the Trusts and Invesco have agreed to continue them. The Exhibits will be amended to reflect any such agreement.

   For the Voluntary Limits (listed in Exhibits A - D), Invesco agrees that these are not contractual in nature and that Invesco may establish, amend and/or terminate such expense limitations at any time in its sole discretion after consultation with the Funds' Boards of Trustees. Any delay or failure by Invesco to update this Memorandum of Agreement with regards to the terminations, extensions, or expirations of the Voluntary Limits shall have no effect on the term of such Voluntary Limitations; the Voluntary Limitations are listed herein for informational purposes only.

   It is expressly agreed that the obligations of each Trust hereunder shall not be binding upon any of the Trustees, shareholders, nominees, officers, agents or employees of the Trusts personally, but shall only bind the assets and property of each Fund, as provided in each Trust's Agreement and Declaration of Trust. The execution and delivery of this Memorandum of Agreement have been authorized by the Trustees of the Trusts, and this Memorandum of Agreement has been executed and delivered by an authorized officer of the Trusts acting as such; neither such authorization by such Trustees nor such

ADV MOA 070113
execution and delivery by such officer shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the assets and property of the Funds, as provided in each Trust's Agreement and Declaration of Trust.

   IN WITNESS WHEREOF, each of the Trusts and Invesco have entered into this Memorandum of Agreement as of the Effective Dates on the attached Exhibits.

        AIM COUNSELOR SERIES TRUST (INVESCO COUNSELOR SERIES TRUST)
        AIM EQUITY FUNDS (INVESCO EQUITY FUNDS)
        AIM FUNDS GROUP (INVESCO FUNDS GROUP)
        AIM GROWTH SERIES (INVESCO GROWTH SERIES)
        AIM INTERNATIONAL MUTUAL FUNDS (INVESCO INTERNATIONAL MUTUAL FUNDS) AIM INVESTMENT FUNDS (INVESCO INVESTMENT FUNDS)
        AIM INVESTMENT SECURITIES FUNDS (INVESCO INVESTMENT SECURITIES FUNDS) AIM SECTOR FUNDS (INVESCO SECTOR FUNDS)
        AIM TAX-EXEMPT FUNDS (INVESCO TAX-EXEMPT FUNDS)
        AIM VARIABLE INSURANCE FUNDS (INVESCO VARIABLE INSURANCE FUNDS) INVESCO MUNICIPAL INCOME OPPORTUNITIES TRUST
        INVESCO QUALITY MUNICIPAL INCOME TRUST
        INVESCO SECURITIES TRUST
        INVESCO VALUE MUNICIPAL INCOME TRUST
        SHORT-TERM INVESTMENTS TRUST
        on behalf of the Funds listed in the Exhibits to this Memorandum of Agreement

By:     /s/ John M. Zerr
        --------------------------
Title:  Senior Vice President

INVESCO ADVISERS, INC.

By:     /s/ John M. Zerr
        --------------------------
Title:  Senior Vice President

ADV MOA 070113
                                                             as of July 1, 2013


                         EXHIBIT "A" - RETAIL FUNDS/1/

          AIM COUNSELOR SERIES TRUST (INVESCO COUNSELOR SERIES TRUST)

                                 CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF     EXPIRATION
FUND                              VOLUNTARY   LIMITATION   CURRENT LIMIT          DATE
----                             ------------ ---------- ------------------ -----------------
Invesco American Franchise
Fund
   Class A Shares                Contractual    2.00%       July 1, 2013      June 30, 2014
   Class B Shares                Contractual    2.75%       July 1, 2013      June 30, 2014
   Class C Shares                Contractual    2.75%       July 1, 2013      June 30, 2014
   Class R Shares                Contractual    2.25%       July 1, 2013      June 30, 2014
   Class R5 Shares               Contractual    1.75%       July 1, 2013      June 30, 2014
   Class R6 Shares               Contractual    1.75%       July 1, 2013      June 30, 2014
   Class Y Shares                Contractual    1.75%       July 1, 2013      June 30, 2014

Invesco California Tax-Free
Income Fund
   Class A Shares                Contractual    1.50%       July 1, 2012      June 30, 2014
   Class B Shares                Contractual    2.00%       July 1, 2012      June 30, 2014
   Class C Shares                Contractual    2.00%       July 1, 2012      June 30, 2014
   Class Y Shares                Contractual    1.25%       July 1, 2012      June 30, 2014

Invesco Core Plus Bond Fund
   Class A Shares                Contractual    0.75%       June 6, 2011    December 31, 2013
   Class B Shares                Contractual    1.50%       June 6, 2011    December 31, 2013
   Class C Shares                Contractual    1.50%       June 6, 2011    December 31, 2013
   Class R Shares                Contractual    1.00%       June 6, 2011    December 31, 2013
   Class R5 Shares               Contractual    0.50%       June 6, 2011    December 31, 2013
   Class R6 Shares               Contractual    0.50%    September 24, 2012 December 31, 2013
   Class Y Shares                Contractual    0.50%       June 6, 2011    December 31, 2013

Invesco Equally-Weighted S&P
500 Fund
   Class A Shares                Contractual    2.00%       July 1, 2012      June 30, 2014
   Class B Shares                Contractual    2.75%       July 1, 2012      June 30, 2014
   Class C Shares                Contractual    2.75%       July 1, 2012      June 30, 2014
   Class R Shares                Contractual    2.25%       July 1, 2012      June 30, 2014
   Class R6 Shares               Contractual    1.75%    September 24, 2012   June 30, 2014
   Class Y Shares                Contractual    1.75%       July 1, 2012      June 30, 2014

Invesco Equity and Income Fund
   Class A Shares                Contractual    1.50%       July 1, 2012      June 30, 2014
   Class B Shares                Contractual    2.25%       July 1, 2012      June 30, 2014
   Class C Shares                Contractual    2.25%       July 1, 2012      June 30, 2014
   Class R Shares                Contractual    1.75%       July 1, 2012      June 30, 2014
   Class R5 Shares               Contractual    1.25%       July 1, 2012      June 30, 2014
   Class R6 Shares               Contractual    1.25%    September 24, 2012   June 30, 2014
   Class Y Shares                Contractual    1.25%       July 1, 2012      June 30, 2014

Invesco Floating Rate Fund
   Class A Shares                Contractual    1.50%      April 14, 2006     June 30, 2014
   Class C Shares                Contractual    2.00%      April 14, 2006     June 30, 2014
   Class R Shares                Contractual    1.75%      April 14, 2006     June 30, 2014
   Class R5 Shares               Contractual    1.25%      April 14, 2006     June 30, 2014
   Class R6 Shares               Contractual    1.25%    September 24, 2012   June 30, 2014
   Class Y Shares                Contractual    1.25%     October 3, 2008     June 30, 2014

Invesco Global Real Estate
Income Fund
   Class A Shares                Contractual    2.00%       July 1, 2009      June 30, 2014
   Class B Shares                Contractual    2.75%       July 1, 2009      June 30, 2014
   Class C Shares                Contractual    2.75%       July 1, 2009      June 30, 2014
   Class R5 Shares               Contractual    1.75%       July 1, 2009      June 30, 2014
   Class R6 Shares               Contractual    1.75%    September 24, 2012   June 30, 2014
   Class Y Shares                Contractual    1.75%       July 1, 2009      June 30, 2014

See page 15 for footnotes to Exhibit A.

ADV MOA 070113
                                                             as of July 1, 2013


                                 CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF   EXPIRATION
FUND                              VOLUNTARY   LIMITATION   CURRENT LIMIT        DATE
----                             ------------ ---------- ------------------ -------------
Invesco Growth and Income Fund
   Class A Shares                Contractual    2.00%       July 1, 2012    June 30, 2014
   Class B Shares                Contractual    2.75%       July 1, 2012    June 30, 2014
   Class C Shares                Contractual    2.75%       July 1, 2012    June 30, 2014
   Class R Shares                Contractual    2.25%       July 1, 2012    June 30, 2014
   Class R5 Shares               Contractual    1.75%       July 1, 2012    June 30, 2014
   Class R6 Shares               Contractual    1.75%    September 24, 2012 June 30, 2014
   Class Y Shares                Contractual    1.75%       July 1, 2012    June 30, 2014

Invesco Pennsylvania Tax Free
Income Fund
   Class A Shares                Contractual    1.50%       July 1, 2012    June 30, 2014
   Class B Shares                Contractual    2.25%       July 1, 2012    June 30, 2014
   Class C Shares                Contractual    2.25%       July 1, 2012    June 30, 2014
   Class Y Shares                Contractual    1.25%       July 1, 2012    June 30, 2014

Invesco S&P 500 Index Fund
   Class A Shares                Contractual    2.00%       July 1, 2012    June 30, 2014
   Class B Shares                Contractual    2.75%       July 1, 2012    June 30, 2014
   Class C Shares                Contractual    2.75%       July 1, 2012    June 30, 2014
   Class Y Shares                Contractual    1.75%       July 1, 2012    June 30, 2014

Invesco Small Cap Discovery
Fund
   Class A Shares                Contractual    2.00%       July 1, 2012    June 30, 2014
   Class B Shares                Contractual    2.75%       July 1, 2012    June 30, 2014
   Class C Shares                Contractual    2.75%       July 1, 2012    June 30, 2014
   Class R5 Shares               Contractual    1.75%    September 24, 2012 June 30, 2014
   Class R6 Shares               Contractual    1.75%    September 24, 2012 June 30, 2014
   Class Y Shares                Contractual    1.75%       July 1, 2012    June 30, 2014

Invesco U.S. Quantitative
Core Fund
   Class A Shares                Contractual    2.00%       July 1, 2012    June 30, 2014
   Class B Shares                Contractual    2.75%       July 1, 2012    June 30, 2014
   Class C Shares                Contractual    2.75%       July 1, 2012    June 30, 2014
   Class R Shares                Contractual    2.25%       July 1, 2012    June 30, 2014
   Class R5 Shares               Contractual    1.75%       July 1, 2012    June 30, 2014
   Class Y Shares                Contractual    1.75%       July 1, 2012    June 30, 2014
   Investor Class Shares         Contractual    2.00%       July 1, 2012    June 30, 2014

                    AIM EQUITY FUNDS (INVESCO EQUITY FUNDS)

                                 CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF   EXPIRATION
FUND                              VOLUNTARY   LIMITATION   CURRENT LIMIT        DATE
----                             ------------ ---------- ------------------ -------------
Invesco Charter Fund
   Class A Shares                Contractual    2.00%       July 1, 2009    June 30, 2014
   Class B Shares                Contractual    2.75%       July 1, 2009    June 30, 2014
   Class C Shares                Contractual    2.75%       July 1, 2009    June 30, 2014
   Class R Shares                Contractual    2.25%       July 1, 2009    June 30, 2014
   Class R5 Shares               Contractual    1.75%       July 1, 2009    June 30, 2014
   Class R6 Shares               Contractual    1.75%    September 24, 2012 June 30, 2014
   Class S Shares                Contractual    1.90%    September 25, 2009 June 30, 2014
   Class Y Shares                Contractual    1.75%       July 1, 2009    June 30, 2014

Invesco Constellation Fund
   Class A Shares                Contractual    2.00%       July 1, 2009    June 30, 2014
   Class B Shares                Contractual    2.75%       July 1, 2009    June 30, 2014
   Class C Shares                Contractual    2.75%       July 1, 2009    June 30, 2014
   Class R Shares                Contractual    2.25%       July 1, 2009    June 30, 2014
   Class R5 Shares               Contractual    1.75%       July 1, 2009    June 30, 2014
   Class Y Shares                Contractual    1.75%       July 1, 2009    June 30, 2014

See page 15 for footnotes to Exhibit A.

ADV MOA 070113
                                                             as of July 1, 2013


                                 CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF   EXPIRATION
FUND                              VOLUNTARY   LIMITATION   CURRENT LIMIT        DATE
----                             ------------ ---------- ------------------ -------------
Invesco Disciplined Equity
Fund
   Class Y Shares                Contractual    1.75%      July 14, 2009    June 30, 2014

Invesco Diversified Dividend
Fund
   Class A Shares                Contractual    2.00%       July 1, 2013    June 30, 2014
   Class B Shares                Contractual    2.75%       July 1, 2013    June 30, 2014
   Class C Shares                Contractual    2.75%       July 1, 2013    June 30, 2014
   Class R Shares                Contractual    2.25%       July 1, 2013    June 30, 2014
   Class R5 Shares               Contractual    1.75%       July 1, 2013    June 30, 2014
   Class R6 Shares               Contractual    1.75%       July 1, 2013    June 30, 2014
   Class Y Shares                Contractual    1.75%       July 1, 2013    June 30, 2014
   Investor Class Shares         Contractual    2.00%       July 1, 2013    June 30, 2014

Invesco Summit Fund
   Class A Shares                Contractual    2.00%       July 1, 2009    June 30, 2014
   Class B Shares                Contractual    2.75%       July 1, 2009    June 30, 2014
   Class C Shares                Contractual    2.75%       July 1, 2009    June 30, 2014
   Class P Shares                Contractual    1.85%       July 1, 2009    June 30, 2014
   Class R5 Shares               Contractual    1.75%       July 1, 2009    June 30, 2014
   Class S Shares                Contractual    1.90%    September 25, 2009 June 30, 2014
   Class Y Shares                Contractual    1.75%       July 1, 2009    June 30, 2014

                     AIM FUNDS GROUP (INVESCO FUNDS GROUP)

                                 CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF   EXPIRATION
FUND                              VOLUNTARY   LIMITATION   CURRENT LIMIT        DATE
----                             ------------ ---------- ------------------ -------------
Invesco European Small
Company Fund
   Class A Shares                Contractual    2.25%       July 1, 2009    June 30, 2014
   Class B Shares                Contractual    3.00%       July 1, 2009    June 30, 2014
   Class C Shares                Contractual    3.00%       July 1, 2009    June 30, 2014
   Class Y Shares                Contractual    2.00%       July 1, 2009    June 30, 2014

Invesco Global Core Equity
Fund
   Class A Shares                Contractual    2.25%       July 1, 2013    June 30, 2014
   Class B Shares                Contractual    3.00%       July 1, 2013    June 30, 2014
   Class C Shares                Contractual    3.00%       July 1, 2013    June 30, 2014
   Class R Shares                Contractual    2.50%       July 1, 2013    June 30, 2014
   Class R5 Shares               Contractual    2.00%       July 1, 2013    June 30, 2014
   Class Y Shares                Contractual    2.00%       July 1, 2013    June 30, 2014

Invesco International Small
Company Fund
   Class A Shares                Contractual    2.25%       July 1, 2009    June 30, 2014
   Class B Shares                Contractual    3.00%       July 1, 2009    June 30, 2014
   Class C Shares                Contractual    3.00%       July 1, 2009    June 30, 2014
   Class R5 Shares               Contractual    2.00%       July 1, 2009    June 30, 2014
   Class R6 Shares               Contractual    2.00%    September 24, 2012 June 30, 2014
   Class Y Shares                Contractual    2.00%       July 1, 2009    June 30, 2014

Invesco Small Cap Equity Fund
   Class A Shares                Contractual    2.00%       July 1, 2009    June 30, 2014
   Class B Shares                Contractual    2.75%       July 1, 2009    June 30, 2014
   Class C Shares                Contractual    2.75%       July 1, 2009    June 30, 2014
   Class R Shares                Contractual    2.25%       July 1, 2009    June 30, 2014
   Class R5 Shares               Contractual    1.75%       July 1, 2009    June 30, 2014
   Class R6 Shares               Contractual    1.75%    September 24, 2012 June 30, 2014
   Class Y Shares                Contractual    1.75%       July 1, 2009    June 30, 2014

See page 15 for footnotes to Exhibit A.

ADV MOA 070113
                                                             as of July 1, 2013


                   AIM GROWTH SERIES (INVESCO GROWTH SERIES)

                                 CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF    EXPIRATION
FUND                              VOLUNTARY   LIMITATION   CURRENT LIMIT         DATE
----                             ------------ ---------- ------------------ --------------
Invesco Balanced-Risk
Retirement 2020 Fund
   Class A Shares                Contractual    0.25%     November 4, 2009  April 30, 2014
   Class AX Shares               Contractual    0.25%    February 12, 2010  April 30, 2014
   Class B Shares                Contractual    1.00%     November 4, 2009  April 30, 2014
   Class C Shares                Contractual    1.00%     November 4, 2009  April 30, 2014
   Class CX Shares               Contractual    1.00%    February 12, 2010  April 30, 2014
   Class R Shares                Contractual    0.50%     November 4, 2009  April 30, 2014
   Class R5 Shares               Contractual    0.00%     November 4, 2009  April 30, 2014
   Class R6 Shares               Contractual    0.00%    September 24, 2012 April 30, 2014
   Class RX Shares               Contractual    0.50%    February 12, 2010  April 30, 2014
   Class Y Shares                Contractual    0.00%     November 4, 2009  April 30, 2014

Invesco Balanced-Risk
Retirement 2030 Fund
   Class A Shares                Contractual    0.25%     November 4, 2009  April 30, 2014
   Class AX Shares               Contractual    0.25%    February 12, 2010  April 30, 2014
   Class B Shares                Contractual    1.00%     November 4, 2009  April 30, 2014
   Class C Shares                Contractual    1.00%     November 4, 2009  April 30, 2014
   Class CX Shares               Contractual    1.00%    February 12, 2010  April 30, 2014
   Class R Shares                Contractual    0.50%     November 4, 2009  April 30, 2014
   Class R5 Shares               Contractual    0.00%     November 4, 2009  April 30, 2014
   Class R6 Shares               Contractual    0.00%    September 24, 2012 April 30, 2014
   Class RX Shares               Contractual    0.50%    February 12, 2010  April 30, 2014
   Class Y Shares                Contractual    0.00%     November 4, 2009  April 30, 2014

Invesco Balanced-Risk
Retirement 2040 Fund
   Class A Shares                Contractual    0.25%     November 4, 2009  April 30, 2014
   Class AX Shares               Contractual    0.25%    February 12, 2010  April 30, 2014
   Class B Shares                Contractual    1.00%     November 4, 2009  April 30, 2014
   Class C Shares                Contractual    1.00%     November 4, 2009  April 30, 2014
   Class CX Shares               Contractual    1.00%    February 12, 2010  April 30, 2014
   Class R Shares                Contractual    0.50%     November 4, 2009  April 30, 2014
   Class R5 Shares               Contractual    0.00%     November 4, 2009  April 30, 2014
   Class R6 Shares               Contractual    0.00%    September 24, 2012 April 30, 2014
   Class RX Shares               Contractual    0.50%    February 12, 2010  April 30, 2014
   Class Y Shares                Contractual    0.00%     November 4, 2009  April 30, 2014

Invesco Balanced-Risk
Retirement 2050 Fund
   Class A Shares                Contractual    0.25%     November 4, 2009  April 30, 2014
   Class AX Shares               Contractual    0.25%    February 12, 2010  April 30, 2014
   Class B Shares                Contractual    1.00%     November 4, 2009  April 30, 2014
   Class C Shares                Contractual    1.00%     November 4, 2009  April 30, 2014
   Class CX Shares               Contractual    1.00%    February 12, 2010  April 30, 2014
   Class R Shares                Contractual    0.50%     November 4, 2009  April 30, 2014
   Class R5 Shares               Contractual    0.00%     November 4, 2009  April 30, 2014
   Class R6 Shares               Contractual    0.00%    September 24, 2012 April 30, 2014
   Class RX Shares               Contractual    0.50%    February 12, 2010  April 30, 2014
   Class Y Shares                Contractual    0.00%     November 4, 2009  April 30, 2014

Invesco Balanced-Risk
Retirement Now Fund
   Class A Shares                Contractual    0.25%     November 4, 2009  April 30, 2014
   Class AX Shares               Contractual    0.25%    February 12, 2010  April 30, 2014
   Class B Shares                Contractual    1.00%     November 4, 2009  April 30, 2014
   Class C Shares                Contractual    1.00%     November 4, 2009  April 30, 2014
   Class CX Shares               Contractual    1.00%    February 12, 2010  April 30, 2014
   Class R Shares                Contractual    0.50%     November 4, 2009  April 30, 2014
   Class R5 Shares               Contractual    0.00%     November 4, 2009  April 30, 2014
   Class R6 Shares               Contractual    0.00%    September 24, 2012 April 30, 2014
   Class RX Shares               Contractual    0.50%    February 12, 2010  April 30, 2014
   Class Y Shares                Contractual    0.00%     November 4, 2009  April 30, 2014

See page 15 for footnotes to Exhibit A.

ADV MOA 070113
                                                             as of July 1, 2013


                                 CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF    EXPIRATION
FUND                              VOLUNTARY   LIMITATION   CURRENT LIMIT         DATE
----                             ------------ ---------- ------------------ --------------
Invesco Conservative
Allocation Fund
   Class A Shares                Contractual    1.50%       July 1, 2012    June 30, 2014
   Class B Shares                Contractual    2.25%       July 1, 2012    June 30, 2014
   Class C Shares                Contractual    2.25%       July 1, 2012    June 30, 2014
   Class R Shares                Contractual    1.75%       July 1, 2012    June 30, 2014
   Class R5 Shares               Contractual    1.25%       July 1, 2012    June 30, 2014
   Class S Shares                Contractual    1.40%       July 1, 2012    June 30, 2014
   Class Y Shares                Contractual    1.25%       July 1, 2012    June 30, 2014

Invesco Convertible
Securities Fund
   Class A Shares                Contractual    1.50%       July 1, 2012    June 30, 2014
   Class B Shares                Contractual    2.25%       July 1, 2012    June 30, 2014
   Class C Shares                Contractual    2.25%       July 1, 2012    June 30, 2014
   Class R5 Shares               Contractual    1.25%       July 1, 2012    June 30, 2014
   Class R6 Shares               Contractual    1.25%    September 24, 2012 June 30, 2014
   Class Y Shares                Contractual    1.25%       July 1, 2012    June 30, 2014

Invesco Global Quantitative
Core Fund
   Class A Shares                Contractual    2.25%       July 1, 2009    June 30, 2014
   Class B Shares                Contractual    3.00%       July 1, 2009    June 30, 2014
   Class C Shares                Contractual    3.00%       July 1, 2009    June 30, 2014
   Class R Shares                Contractual    2.50%       July 1, 2009    June 30, 2014
   Class R5 Shares               Contractual    2.00%       July 1, 2009    June 30, 2014
   Class Y Shares                Contractual    2.00%       July 1, 2009    June 30, 2014

Invesco Growth Allocation Fund
   Class A Shares                Contractual    2.00%       July 1, 2012    June 30, 2014
   Class B Shares                Contractual    2.75%       July 1, 2012    June 30, 2014
   Class C Shares                Contractual    2.75%       July 1, 2012    June 30, 2014
   Class R Shares                Contractual    2.25%       July 1, 2012    June 30, 2014
   Class R5 Shares               Contractual    1.75%       July 1, 2012    June 30, 2014
   Class S Shares                Contractual    1.90%       July 1, 2012    June 30, 2014
   Class Y Shares                Contractual    1.75%       July 1, 2012    June 30, 2014

Invesco Income Allocation Fund
   Class A Shares                Contractual    0.25%       May 1, 2012     April 30, 2014
   Class B Shares                Contractual    1.00%       May 1, 2012     April 30, 2014
   Class C Shares                Contractual    1.00%       May 1, 2012     April 30, 2014
   Class R Shares                Contractual    0.50%       May 1, 2012     April 30, 2014
   Class R5 Shares               Contractual    0.00%       May 1, 2012     April 30, 2014
   Class Y Shares                Contractual    0.00%       May 1, 2012     April 30, 2014

Invesco International
Allocation Fund
   Class A Shares                Contractual    2.25%       May 1, 2012     June 30, 2014
   Class B Shares                Contractual    3.00%       May 1, 2012     June 30, 2014
   Class C Shares                Contractual    3.00%       May 1, 2012     June 30, 2014
   Class R Shares                Contractual    2.50%       May 1, 2012     June 30, 2014
   Class R5 Shares               Contractual    2.00%       May 1, 2012     June 30, 2014
   Class Y Shares                Contractual    2.00%       May 1, 2012     June 30, 2014

Invesco Leaders Fund
   Class A Shares                Contractual    2.25%       July 1, 2012    June 30, 2014
   Class B Shares                Contractual    3.00%       July 1, 2012    June 30, 2014
   Class C Shares                Contractual    3.00%       July 1, 2012    June 30, 2014
   Class Y Shares                Contractual    2.00%       July 1, 2012    June 30, 2014

See page 15 for footnotes to Exhibit A.

ADV MOA 070113
                                                             as of July 1, 2013


                                 CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF   EXPIRATION
FUND                              VOLUNTARY   LIMITATION   CURRENT LIMIT        DATE
----                             ------------ ---------- ------------------ -------------
Invesco Mid Cap Core Equity
Fund
   Class A Shares                Contractual    2.00%       July 1, 2009    June 30, 2014
   Class B Shares                Contractual    2.75%       July 1, 2009    June 30, 2014
   Class C Shares                Contractual    2.75%       July 1, 2009    June 30, 2014
   Class R Shares                Contractual    2.25%       July 1, 2009    June 30, 2014
   Class R5 Shares               Contractual    1.75%       July 1, 2009    June 30, 2014
   Class R6 Shares               Contractual    1.75%    September 24, 2012 June 30, 2014
   Class Y Shares                Contractual    1.75%       July 1, 2009    June 30, 2014

Invesco Moderate Allocation
Fund
   Class A Shares                Contractual    1.50%       July 1, 2012    June 30, 2014
   Class B Shares                Contractual    2.25%       July 1, 2012    June 30, 2014
   Class C Shares                Contractual    2.25%       July 1, 2012    June 30, 2014
   Class R Shares                Contractual    1.75%       July 1, 2012    June 30, 2014
   Class R5 Shares               Contractual    1.25%       July 1, 2012    June 30, 2014
   Class S Shares                Contractual    1.40%       July 1, 2012    June 30, 2014
   Class Y Shares                Contractual    1.25%       July 1, 2012    June 30, 2014

Invesco Small Cap Growth Fund
   Class A Shares                Contractual    2.00%       July 1, 2009    June 30, 2014
   Class B Shares                Contractual    2.75%       July 1, 2009    June 30, 2014
   Class C Shares                Contractual    2.75%       July 1, 2009    June 30, 2014
   Class R Shares                Contractual    2.25%       July 1, 2009    June 30, 2014
   Class R5 Shares               Contractual    1.75%       July 1, 2009    June 30, 2014
   Class R6 Shares               Contractual    1.75%    September 24, 2012 June 30, 2014
   Class Y Shares                Contractual    1.75%       July 1, 2009    June 30, 2014
   Investor Class Shares         Contractual    2.00%       July 1, 2009    June 30, 2014

Invesco U.S. Mortgage Fund
   Class A Shares                Contractual    1.50%       July 1, 2012    June 30, 2014
   Class B Shares                Contractual    2.25%       July 1, 2012    June 30, 2014
   Class C Shares                Contractual    2.25%       July 1, 2012    June 30, 2014
   Class R5 Shares               Contractual    1.25%       July 1, 2012    June 30, 2014
   Class Y Shares                Contractual    1.25%       July 1, 2012    June 30, 2014

      AIM INTERNATIONAL MUTUAL FUNDS (INVESCO INTERNATIONAL MUTUAL FUNDS)

                                 CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF     EXPIRATION
FUND                              VOLUNTARY   LIMITATION   CURRENT LIMIT          DATE
----                             ------------ ---------- ------------------ -----------------
Invesco Asia Pacific Growth
Fund
   Class A Shares                Contractual    2.25%       July 1, 2009      June 30, 2014
   Class B Shares                Contractual    3.00%       July 1, 2009      June 30, 2014
   Class C Shares                Contractual    3.00%       July 1, 2009      June 30, 2014
   Class Y Shares                Contractual    2.00%       July 1, 2009      June 30, 2014

Invesco European Growth Fund
   Class A Shares                Contractual    2.25%       July 1, 2009      June 30, 2014
   Class B Shares                Contractual    3.00%       July 1, 2009      June 30. 2014
   Class C Shares                Contractual    3.00%       July 1, 2009      June 30, 2014
   Class R Shares                Contractual    2.50%       July 1, 2009      June 30, 2014
   Class Y Shares                Contractual    2.00%       July 1, 2009      June 30, 2014
   Investor Class Shares         Contractual    2.25%       July 1, 2009      June 30, 2014

Invesco Global Growth Fund
   Class A Shares                Contractual    2.25%     January 1, 2013     June 30, 2014
   Class B Shares                Contractual    3.00%     January 1, 2013     June 30. 2014
   Class C Shares                Contractual    3.00%     January 1, 2013     June 30, 2014
   Class R5 Shares               Contractual    2.00%     January 1, 2013     June 30, 2014
   Class R6 Shares               Contractual    2.00%     January 1, 2013     June 30, 2014
   Class Y Shares                Contractual    2.00%     January 1, 2013     June 30, 2014

Invesco Global Opportunities
Fund
   Class A Shares                Contractual    1.36%      August 1, 2012   February 28, 2014
   Class C Shares                Contractual    2.11%      August 1, 2012   February 28, 2014
   Class R Shares                Contractual    1.61%      August 1, 2012   February 28, 2014
   Class R5 Shares               Contractual    1.11%      August 1, 2012   February 28, 2014
   Class R6 Shares               Contractual    1.11%    September 24, 2012 February 28, 2014
   Class Y Shares                Contractual    1.11%      August 1, 2012   February 28, 2014

See page 15 for footnotes to Exhibit A.

ADV MOA 070113
                                                             as of July 1, 2013


                                 CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF     EXPIRATION
FUND                              VOLUNTARY   LIMITATION   CURRENT LIMIT          DATE
----                             ------------ ---------- ------------------ -----------------
Invesco Select Opportunities
Fund
   Class A Shares                Contractual    1.51%      August 1, 2012   February 28, 2014
   Class C Shares                Contractual    2.26%      August 1, 2012   February 28, 2014
   Class R Shares                Contractual    1.76%      August 1, 2012   February 28, 2014
   Class R5 Shares               Contractual    1.26%      August 1, 2012   February 28, 2014
   Class R6 Shares               Contractual    1.26%    September 24, 2012 February 28, 2014
   Class Y Shares                Contractual    1.26%      August 1, 2012   February 28, 2014

Invesco Global Small & Mid
Cap Growth Fund
   Class A Shares                Contractual    2.25%       July 1, 2009      June 30. 2014
   Class B Shares                Contractual    3.00%       July 1, 2009      June 30, 2014
   Class C Shares                Contractual    3.00%       July 1, 2009      June 30, 2014
   Class R5 Shares               Contractual    2.00%       July 1, 2009      June 30, 2014
   Class Y Shares                Contractual    2.00%       July 1, 2009      June 30, 2014

Invesco International Core
Equity Fund
   Class A Shares                Contractual    2.25%       July 1, 2009      June 30. 2014
   Class B Shares                Contractual    3.00%       July 1, 2009      June 30, 2014
   Class C Shares                Contractual    3.00%       July 1, 2009      June 30, 2014
   Class R Shares                Contractual    2.50%       July 1, 2009      June 30, 2014
   Class R5 Shares               Contractual    2.00%       July 1, 2009      June 30, 2014
   Class R6 Shares               Contractual    2.00%    September 24, 2012   June 30, 2014
   Class Y Shares                Contractual    2.00%       July 1, 2009      June 30, 2014
   Investor Class Shares         Contractual    2.25%       July 1, 2009      June 30, 2014

Invesco International Growth
Fund
   Class A Shares                Contractual    2.25%       July 1, 2013      June 30, 2014
   Class B Shares                Contractual    3.00%       July 1, 2013      June 30, 2014
   Class C Shares                Contractual    3.00%       July 1, 2013      June 30, 2014
   Class R Shares                Contractual    2.50%       July 1, 2013      June 30, 2014
   Class R5 Shares               Contractual    2.00%       July 1, 2013      June 30, 2014
   Class R6 Shares               Contractual    2.00%       July 1, 2013      June 30, 2014
   Class Y Shares                Contractual    2.00%       July 1, 2013      June 30, 2014

                AIM INVESTMENT FUNDS (INVESCO INVESTMENT FUNDS)

                                 CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF   EXPIRATION
FUND                              VOLUNTARY   LIMITATION   CURRENT LIMIT        DATE
----                             ------------ ---------- ------------------ -------------
Invesco Balanced-Risk
Allocation Fund/3/
   Class A Shares                Contractual    2.00%       July 1, 2012    June 30. 2014
   Class B Shares                Contractual    2.75%       July 1, 2012    June 30, 2014
   Class C Shares                Contractual    2.75%       July 1, 2012    June 30, 2014
   Class R Shares                Contractual    2.25%       July 1, 2012    June 30, 2014
   Class R5 Shares               Contractual    1.75%       July 1, 2012    June 30, 2014
   Class R6 Shares               Contractual    1.75%    September 24, 2012 June 30, 2014
   Class Y Shares                Contractual    1.75%       July 1, 2012    June 30, 2014

Invesco Balanced-Risk
Commodity Strategy Fund/4/
   Class A Shares                Contractual    1.22%    November 29, 2010  June 30. 2014
   Class B Shares                Contractual    1.97%    November 29, 2010  June 30, 2014
   Class C Shares                Contractual    1.97%    November 29, 2010  June 30, 2014
   Class R Shares                Contractual    1.47%    November 29, 2010  June 30, 2014
   Class R5 Shares               Contractual    0.97%    November 29, 2010  June 30, 2014
   Class R6 Shares               Contractual    0.97%    September 24, 2012 June 30, 2014
   Class Y Shares                Contractual    0.97%    November 29, 2010  June 30, 2014

Invesco China Fund
   Class A Shares                Contractual    2.25%       July 1, 2009    June 30, 2014
   Class B Shares                Contractual    3.00%       July 1, 2009    June 30, 2014
   Class C Shares                Contractual    3.00%       July 1, 2009    June 30, 2014
   Class R5 Shares               Contractual    2.00%       July 1, 2009    June 30, 2014
   Class Y Shares                Contractual    2.00%       July 1, 2009    June 30, 2014

See page 15 for footnotes to Exhibit A.

ADV MOA 070113
                                                             as of July 1, 2013


                                 CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF     EXPIRATION
FUND                              VOLUNTARY   LIMITATION   CURRENT LIMIT          DATE
----                             ------------ ---------- ------------------ -----------------
Invesco Developing Markets
Fund
   Class A Shares                Contractual    2.25%       July 1, 2012      June 30. 2014
   Class B Shares                Contractual    3.00%       July 1, 2012      June 30, 2014
   Class C Shares                Contractual    3.00%       July 1, 2012      June 30, 2014
   Class R5 Shares               Contractual    2.00%       July 1, 2012      June 30, 2014
   Class R6 Shares               Contractual    2.00%    September 24, 2012   June 30, 2014
   Class Y Shares                Contractual    2.00%       July 1, 2012      June 30, 2014

Invesco Emerging Market Local
Currency Debt Fund
   Class A Shares                Contractual    1.24%      June 14, 2010    February 28, 2014
   Class B Shares                Contractual    1.99%      June 14, 2010    February 28, 2014
   Class C Shares                Contractual    1.99%      June 14, 2010    February 28, 2014
   Class R Shares                Contractual    1.49%      June 14, 2010    February 28, 2014
   Class Y Shares                Contractual    0.99%      June 14, 2010    February 28, 2014
   Class R5 Shares               Contractual    0.99%      June 14, 2010    February 28, 2014
   Class R6 Shares               Contractual    0.99%    September 24, 2012 February 28, 2014

Invesco Emerging Markets
Equity Fund
   Class A Shares                Contractual    1.85%       May 11, 2011    February 28, 2014
   Class C Shares                Contractual    2.60%       May 11, 2011    February 28, 2014
   Class R Shares                Contractual    2.10%       May 11, 2011    February 28, 2014
   Class R5 Shares               Contractual    1.60%       May 11, 2011    February 28, 2014
   Class R6 Shares               Contractual    1.60%    September 24, 2012 February 28, 2014
   Class Y Shares                Contractual    1.60%       May 11, 2011    February 28, 2014

Invesco Endeavor Fund
   Class A Shares                Contractual    2.00%       July 1, 2009      June 30. 2014
   Class B Shares                Contractual    2.75%       July 1, 2009      June 30, 2014
   Class C Shares                Contractual    2.75%       July 1, 2009      June 30, 2014
   Class R Shares                Contractual    2.25%       July 1, 2009      June 30, 2014
   Class R5 Shares               Contractual    1.75%       July 1, 2009      June 30, 2014
   Class R6 Shares               Contractual    1.75%    September 24, 2012   June 30, 2014
   Class Y Shares                Contractual    1.75%       July 1, 2009      June 30, 2014

Invesco Global Health Care
Fund
   Class A Shares                Contractual    2.00%       July 1, 2012      June 30. 2014
   Class B Shares                Contractual    2.75%       July 1, 2012      June 30, 2014
   Class C Shares                Contractual    2.75%       July 1, 2012      June 30, 2014
   Class Y Shares                Contractual    1.75%       July 1, 2012      June 30, 2014
   Investor Class Shares         Contractual    2.00%       July 1, 2012      June 30, 2014

Invesco Global Markets
Strategy Fund/5/
   Class H1 Shares               Contractual    2.00%    September 25, 2012 February 28, 2014

Invesco International Total
Return Fund
   Class A Shares                Contractual    1.10%      March 31, 2006   February 28, 2014
   Class B Shares                Contractual    1.85%      March 31, 2006   February 28, 2014
   Class C Shares                Contractual    1.85%      March 31, 2006   February 28, 2014
   Class R5 Shares               Contractual    0.85%     October 3, 2008   February 28, 2014
   Class R6 Shares               Contractual    0.85%    September 24, 2012 February 28, 2014
   Class Y Shares                Contractual    0.85%      March 31, 2006   February 28, 2014

Invesco Pacific Growth Fund
   Class A Shares                Contractual    2.25%       July 1, 2012      June 30. 2014
   Class B Shares                Contractual    3.00%       July 1, 2012      June 30, 2014
   Class C Shares                Contractual    3.00%       July 1, 2012      June 30, 2014
   Class R Shares                Contractual    2.50%       July 1, 2012      June 30, 2014
   Class R5 Shares               Contractual    2.00%       July 1, 2012      June 30, 2014
   Class Y Shares                Contractual    2.00%       July 1, 2012      June 30, 2014

See page 15 for footnotes to Exhibit A.

ADV MOA 070113
                                                             as of July 1, 2013


                                 CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF     EXPIRATION
FUND                              VOLUNTARY   LIMITATION   CURRENT LIMIT          DATE
----                             ------------ ---------- ------------------ -----------------
Invesco Premium Income Fund
   Class A Shares                Contractual    0.89%    December 13, 2011  February 28, 2014
   Class C Shares                Contractual    1.64%    December 13, 2011  February 28, 2014
   Class R Shares                Contractual    1.14%    December 13, 2011  February 28, 2014
   Class R5 Shares               Contractual    0.64%    December 13, 2011  February 28, 2014
   Class R6 Shares               Contractual    0.64%    September 24, 2012 February 28, 2014
   Class Y Shares                Contractual    0.64%    December 13, 2011  February 28, 2014

Invesco Select Companies Fund
   Class A Shares                Contractual    2.00%       July 1, 2009      June 30. 2014
   Class B Shares                Contractual    2.75%       July 1, 2009      June 30, 2014
   Class C Shares                Contractual    2.75%       July 1, 2009      June 30, 2014
   Class R Shares                Contractual    2.25%       July 1, 2009      June 30, 2014
   Class R5 Shares               Contractual    1.75%       July 1, 2009      June 30, 2014
   Class Y Shares                Contractual    1.75%       July 1, 2009      June 30, 2014

     AIM INVESTMENT SECURITIES FUNDS (INVESCO INVESTMENT SECURITIES FUNDS)

                                 CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF   EXPIRATION
FUND                              VOLUNTARY   LIMITATION   CURRENT LIMIT        DATE
----                             ------------ ---------- ------------------ -------------
Invesco Corporate Bond Fund
   Class A Shares                Contractual    1.50%       July 1, 2012    June 30, 2014
   Class B Shares                Contractual    2.25%       July 1, 2012    June 30, 2014
   Class C Shares                Contractual    2.25%       July 1, 2012    June 30, 2014
   Class R Shares                Contractual    1.75%       July 1, 2012    June 30, 2014
   Class R5 Shares               Contractual    1.25%       July 1, 2012    June 30, 2014
   Class R6 Shares               Contractual    1.25%    September 24, 2012 June 30, 2014
   Class Y Shares                Contractual    1.25%       July 1, 2012    June 30, 2014

Invesco Dynamics Fund
   Class A Shares                Contractual    2.00%       July 1, 2009    June 30. 2014
   Class B Shares                Contractual    2.75%       July 1, 2009    June 30, 2014
   Class C Shares                Contractual    2.75%       July 1, 2009    June 30, 2014
   Class R Shares                Contractual    2.25%       July 1, 2009    June 30, 2014
   Class R5 Shares               Contractual    1.75%       July 1, 2009    June 30, 2014
   Class R6 Shares               Contractual    1.75%    September 24, 2012 June 30, 2014
   Class Y Shares                Contractual    1.75%       July 1, 2009    June 30, 2014
   Investor Class Shares         Contractual    2.00%       July 1, 2009    June 30. 2014

Invesco Global Real Estate
Fund
   Class A Shares                Contractual    2.00%       July 1, 2009    June 30, 2014
   Class B Shares                Contractual    2.75%       July 1, 2009    June 30, 2014
   Class C Shares                Contractual    2.75%       July 1, 2009    June 30, 2014
   Class R Shares                Contractual    2.25%       July 1, 2009    June 30, 2014
   Class R5 Shares               Contractual    1.75%       July 1, 2009    June 30, 2014
   Class R6 Shares               Contractual    1.75%    September 24, 2012 June 30, 2014
   Class Y Shares                Contractual    1.75%       July 1, 2009    June 30, 2014

Invesco High Yield Fund
   Class A Shares                Contractual    1.50%       July 1, 2013    June 30, 2014
   Class B Shares                Contractual    2.25%       July 1, 2013    June 30, 2014
   Class C Shares                Contractual    2.25%       July 1, 2013    June 30, 2014
   Class R5 Shares               Contractual    1.25%       July 1, 2013    June 30, 2014
   Class R6 Shares               Contractual    1.25%       July 1, 2013    June 30, 2014
   Class Y Shares                Contractual    1.25%       July 1, 2013    June 30, 2014
   Investor Class Shares         Contractual    1.50%       July 1, 2013    June 30, 2014

Invesco High Yield Securities
Fund
   Class A Shares                Contractual    1.50%       July 1, 2012    June 30, 2014
   Class B Shares                Contractual    2.00%       July 1, 2012    June 30, 2014
   Class C Shares                Contractual    2.10%       July 1, 2012    June 30, 2014
   Class Y Shares                Contractual    1.25%       July 1, 2012    June 30, 2014

See page 15 for footnotes to Exhibit A.

ADV MOA 070113
                                                             as of July 1, 2013


                                 CONTRACTUAL/  EXPENSE    EFFECTIVE DATE OF   EXPIRATION
FUND                              VOLUNTARY   LIMITATION    CURRENT LIMIT        DATE
----                             ------------ ----------- ------------------ -------------
Invesco Limited Maturity
Treasury Fund
   Class A Shares                Contractual     1.50%       July 1, 2012    June 30, 2014
   Class A2 Shares               Contractual     1.40%       July 1, 2012    June 30, 2014
   Class R5 Shares               Contractual     1.25%       July 1, 2012    June 30, 2014
   Class Y Shares                Contractual     1.25%       July 1, 2012    June 30, 2014

Invesco Municipal Bond Fund
   Class A Shares                Contractual     1.50%       July 1, 2012    June 30, 2014
   Class B Shares                Contractual     2.25%       July 1, 2012    June 30, 2014
   Class C Shares                Contractual     2.25%       July 1, 2012    June 30, 2014
   Class Y Shares                Contractual     1.25%       July 1, 2012    June 30, 2014
   Investor Class Shares         Contractual     1.50%       July 1, 2012    June 30, 2014

Invesco Real Estate Fund
   Class A Shares                Contractual     2.00%       July 1, 2012    June 30, 2014
   Class B Shares                Contractual     2.75%       July 1, 2012    June 30, 2014
   Class C Shares                Contractual     2.75%       July 1, 2012    June 30, 2014
   Class R Shares                Contractual     2.25%       July 1, 2012    June 30, 2014
   Class R5 Shares               Contractual     1.75%       July 1, 2012    June 30, 2014
   Class R6 Shares               Contractual     1.75%    September 24, 2012 June 30, 2014
   Class Y Shares                Contractual     1.75%       July 1, 2012    June 30, 2014
   Investor Class Shares         Contractual     2.00%       July 1, 2012    June 30, 2014

Invesco Short Term Bond Fund
   Class A Shares                Contractual     1.40%       July 1, 2013    June 30, 2014
   Class C Shares                Contractual     1.75%/2/    July 1, 2013    June 30, 2014
   Class R Shares                Contractual     1.75%       July 1, 2013    June 30, 2014
   Class R5 Shares               Contractual     1.25%       July 1, 2013    June 30, 2014
   Class R6 Shares               Contractual     1.25%       July 1, 2013    June 30, 2014
   Class Y Shares                Contractual     1.25%       July 1, 2013    June 30, 2014

Invesco U.S. Government Fund
   Class A Shares                Contractual     1.50%       July 1, 2012    June 30, 2014
   Class B Shares                Contractual     2.25%       July 1, 2012    June 30, 2014
   Class C Shares                Contractual     2.25%       July 1, 2012    June 30, 2014
   Class R Shares                Contractual     1.75%       July 1, 2012    June 30, 2014
   Class R5 Shares               Contractual     1.25%       July 1, 2012    June 30, 2014
   Class Y Shares                Contractual     1.25%       July 1, 2012    June 30, 2014
   Investor Class Shares         Contractual     1.50%       July 1, 2012    June 30, 2014

                    AIM SECTOR FUNDS (INVESCO SECTOR FUNDS)

                                 CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF   EXPIRATION
FUND                              VOLUNTARY   LIMITATION   CURRENT LIMIT        DATE
----                             ------------ ---------- ------------------ -------------
Invesco American Value Fund
   Class A Shares                Contractual    2.00%       July 1, 2013    June 30, 2014
   Class B Shares                Contractual    2.75%       July 1, 2013    June 30, 2014
   Class C Shares                Contractual    2.75%       July 1, 2013    June 30, 2014
   Class R Shares                Contractual    2.25%       July 1, 2013    June 30, 2014
   Class R5 Shares               Contractual    1.75%       July 1, 2013    June 30, 2014
   Class R6 Shares               Contractual    1.75%       July 1, 2013    June 30, 2014
   Class Y Shares                Contractual    1.75%       July 1, 2013    June 30, 2014

Invesco Comstock Fund
   Class A Shares                Contractual    2.00%       July 1, 2012    June 30, 2014
   Class B Shares                Contractual    2.75%       July 1, 2012    June 30, 2014
   Class C Shares                Contractual    2.75%       July 1, 2012    June 30, 2014
   Class R Shares                Contractual    2.25%       July 1, 2012    June 30, 2014
   Class R5 Shares               Contractual    1.75%       July 1, 2012    June 30, 2014
   Class R6 Shares               Contractual    1.75%    September 24, 2012 June 30, 2014
   Class Y Shares                Contractual    1.75%       July 1, 2012    June 30, 2014

See page 15 for footnotes to Exhibit A.

ADV MOA 070113
                                                             as of July 1, 2013


                                 CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF    EXPIRATION
FUND                              VOLUNTARY   LIMITATION   CURRENT LIMIT         DATE
----                             ------------ ---------- ----------------- -----------------
Invesco Energy Fund
   Class A Shares                Contractual    2.00%      July 1, 2009      June 30, 2014
   Class B Shares                Contractual    2.75%      July 1, 2009      June 30, 2014
   Class C Shares                Contractual    2.75%      July 1, 2009      June 30, 2014
   Class R5 Shares               Contractual    1.75%      July 1, 2009      June 30, 2014
   Class Y Shares                Contractual    1.75%      July 1, 2009      June 30, 2014
   Investor Class Shares         Contractual    2.00%      July 1, 2009      June 30, 2014

Invesco Dividend Income Fund
   Class A Shares                Contractual    1.10%    February 6, 2013  February 28, 2014
   Class B Shares                Contractual    1.85%    February 6, 2013  February 28, 2014
   Class C Shares                Contractual    1.85%    February 6, 2013  February 28, 2014
   Class R5 Shares               Contractual    0.85%    February 6, 2013  February 28, 2014
   Class R6 Shares               Contractual    0.85%    February 6, 2013  February 28, 2014
   Class Y Shares                Contractual    0.85%    February 6, 2013  February 28, 2014
   Investor Class Shares         Contractual    1.10%    February 6, 2013  February 28, 2014

Invesco Gold & Precious
Metals Fund
   Class A Shares                Contractual    2.00%      July 1, 2009      June 30, 2014
   Class B Shares                Contractual    2.75%      July 1, 2009      June 30, 2014
   Class C Shares                Contractual    2.75%      July 1, 2009      June 30, 2014
   Class Y Shares                Contractual    1.75%      July 1, 2009      June 30, 2014
   Investor Class Shares         Contractual    2.00%      July 1, 2009      June 30, 2014

Invesco Leisure Fund
   Class A Shares                Contractual    2.00%      July 1, 2009      June 30, 2014
   Class B Shares                Contractual    2.75%      July 1, 2009      June 30, 2014
   Class C Shares                Contractual    2.75%      July 1, 2009      June 30, 2014
   Class R Shares                Contractual    2.25%      July 1, 2009      June 30, 2014
   Class Y Shares                Contractual    1.75%      July 1, 2009      June 30, 2014
   Investor Class Shares         Contractual    2.00%      July 1, 2009      June 30, 2014

Invesco Mid Cap Growth Fund
   Class A Shares                Contractual    2.00%      July 1, 2012      June 30, 2013
   Class B Shares                Contractual    2.75%      July 1, 2012      June 30, 2013
   Class C Shares                Contractual    2.75%      July 1, 2012      June 30, 2013
   Class R Shares                Contractual    2.25%      July 1, 2012      June 30, 2013
   Class R5 Shares               Contractual    1.75%      July 1, 2012      June 30, 2013
   Class R6 Shares               Contractual    1.75%    January 18, 2013    June 30, 2013
   Class Y Shares                Contractual    1.75%      July 1, 2012      June 30, 2013

Invesco Mid Cap Growth Fund
   Class A Shares                Contractual    1.15%     July 15, 2013      July 31, 2015
   Class B Shares                Contractual    1.90%     July 15, 2013      July 31, 2015
   Class C Shares                Contractual    1.90%     July 15, 2013      July 31, 2015
   Class R Shares                Contractual    1.40%     July 15, 2013      July 31, 2015
   Class R5 Shares               Contractual    0.90%     July 15, 2013      July 31, 2015
   Class R6 Shares               Contractual    0.90%     July 15, 2013      July 31, 2015
   Class Y Shares                Contractual    0.90%     July 15, 2013      July 31, 2015

Invesco Small Cap Value Fund
   Class A Shares                Contractual    2.00%      July 1, 2012      June 30, 2014
   Class B Shares                Contractual    2.75%      July 1, 2012      June 30, 2014
   Class C Shares                Contractual    2.75%      July 1, 2012      June 30, 2014
   Class Y Shares                Contractual    1.75%      July 1, 2012      June 30, 2014

Invesco Technology Fund
   Class A Shares                Contractual    2.00%      July 1, 2012      June 30, 2014
   Class B Shares                Contractual    2.75%      July 1, 2012      June 30, 2014
   Class C Shares                Contractual    2.75%      July 1, 2012      June 30, 2014
   Class R5 Shares               Contractual    1.75%      July 1, 2012      June 30, 2014
   Class Y Shares                Contractual    1.75%      July 1, 2012      June 30, 2014
   Investor Class Shares         Contractual    2.00%      July 1, 2012      June 30, 2014

See page 15 for footnotes to Exhibit A.

ADV MOA 070113
                                                             as of July 1, 2013


                                 CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF  EXPIRATION
FUND                              VOLUNTARY   LIMITATION   CURRENT LIMIT       DATE
----                             ------------ ---------- ----------------- -------------
Invesco Technology Sector Fund
   Class A Shares                Contractual    2.00%    February 12, 2010 June 30, 2014
   Class B Shares                Contractual    2.75%    February 12, 2010 June 30, 2014
   Class C Shares                Contractual    2.75%    February 12, 2010 June 30, 2014
   Class Y Shares                Contractual    1.75%    February 12, 2010 June 30, 2014

Invesco Value Opportunities
Fund
   Class A Shares                Contractual    2.00%      July 1, 2012    June 30, 2014
   Class B Shares                Contractual    2.75%      July 1, 2012    June 30, 2014
   Class C Shares                Contractual    2.75%      July 1, 2012    June 30, 2014
   Class R Shares                Contractual    2.25%      July 1, 2012    June 30, 2014
   Class R5 Shares               Contractual    1.75%      July 1, 2012    June 30, 2014
   Class Y Shares                Contractual    1.75%      July 1, 2012    June 30, 2014

                AIM TAX-EXEMPT FUNDS (INVESCO TAX-EXEMPT FUNDS)

                                 CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF  EXPIRATION
FUND                              VOLUNTARY   LIMITATION   CURRENT LIMIT       DATE
----                             ------------ ---------- ----------------- -------------
Invesco High Yield Municipal
Fund
   Class A Shares                Contractual    1.50%      July 1, 2012    June 30, 2014
   Class B Shares                Contractual    2.25%      July 1, 2012    June 30, 2014
   Class C Shares                Contractual    2.25%      July 1, 2012    June 30, 2014
   Class R5 Shares               Contractual    1.25%      July 1, 2012    June 30, 2014
   Class Y Shares                Contractual    1.25%      July 1, 2012    June 30, 2014

Invesco Intermediate Term
Municipal Income Fund
   Class A Shares                Contractual    0.80%      July 1, 2013    June 30, 2014
   Class B Shares                Contractual    1.55%      July 1, 2013    June 30, 2014
   Class C Shares                Contractual    1.55%      July 1, 2013    June 30, 2014
   Class Y Shares                Contractual    0.55%      July 1, 2013    June 30, 2014

Invesco Municipal Income Fund
   Class A Shares                Contractual    1.50%      July 1, 2013    June 30, 2014
   Class B Shares                Contractual    2.25%      July 1, 2013    June 30, 2014
   Class C Shares                Contractual    2.25%      July 1, 2013    June 30, 2014
   Class Y Shares                Contractual    1.25%      July 1, 2013    June 30, 2014
   Investor Class                Contractual    1.50%      July 15, 2013   June 30, 2014

Invesco New York Tax Free
Income Fund
   Class A Shares                Contractual    1.50%      July 1, 2012    June 30, 2014
   Class B Shares                Contractual    2.25%      July 1, 2012    June 30, 2014
   Class C Shares                Contractual    2.25%      July 1, 2012    June 30, 2014
   Class Y Shares                Contractual    1.25%      July 1, 2012    June 30, 2014

Invesco Tax-Free Intermediate
Fund
   Class A Shares                Contractual    1.50%      July 1, 2012    June 30, 2014
   Class A2 Shares               Contractual    1.25%      July 1, 2012    June 30, 2014
   Class C Shares                Contractual    2.25%      June 30, 2013   June 30, 2014
   Class R5 Shares               Contractual    1.25%      July 1, 2012    June 30, 2014
   Class Y Shares                Contractual    1.25%      July 1, 2012    June 30, 2014

See page 15 for footnotes to Exhibit A.

ADV MOA 070113
                                                             as of July 1, 2013


                           INVESCO SECURITIES TRUST

                               CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF    EXPIRATION
FUND                            VOLUNTARY   LIMITATION   CURRENT LIMIT         DATE
----                           ------------ ---------- ----------------- -----------------
Invesco Balanced-Risk
Aggressive Allocation Fund     Contractual    1.15%    January 16, 2013  February 28, 2014

/1/ The total operating expenses of any class of shares established after the date of this Memorandum of Agreement will be limited to the amount established for Class A Shares plus the difference between the new class 12b-1 rate and the Class A 12b-1 rate.
/2/ The expense limit shown is the expense limit after Rule 12b-1 fee waivers by Invesco Distributors, Inc.
/3/ Includes waived fees or reimbursed expenses that Invesco receives from Invesco Cayman Commodity Fund I, Ltd.
/4/ Includes waived fees or reimbursed expenses that Invesco receives from Invesco Cayman Commodity Fund III, Ltd.
/5/ Includes waived fees or reimbursed expenses that Invesco receives from Invesco Cayman Commodity Fund V, Ltd.

ADV MOA 070113
                                                             as of July 1, 2013


              EXHIBIT "B" - INSTITUTIONAL MONEY MARKET FUNDS/1,2/

                         SHORT-TERM INVESTMENTS TRUST

                                 CONTRACTUAL/  EXPENSE    EFFECTIVE DATE OF    EXPIRATION
FUND                              VOLUNTARY   LIMITATION    CURRENT LIMIT         DATE
----                             ------------ ----------- ----------------- -----------------
Government & Agency Portfolio
   Cash Management Class         Contractual     0.22%/2/   July 1, 2009    December 31, 2013
   Corporate Class               Contractual     0.17%      July 1, 2009    December 31, 2013
   Institutional Class           Contractual     0.14%      July 1, 2009    December 31, 2013
   Personal Investment Class     Contractual     0.69%/2/   July 1, 2009    December 31, 2013
   Private Investment Class      Contractual     0.44%/2/   July 1, 2009    December 31, 2013
   Reserve Class                 Contractual     1.01%/2/   July 1, 2009    December 31, 2013
   Resource Class                Contractual     0.30%/2/   July 1, 2009    December 31, 2013

Government TaxAdvantage
Portfolio
   Cash Management Class         Contractual     0.22%/2/   July 1, 2009    December 31, 2013
   Corporate Class               Contractual     0.17%      July 1, 2009    December 31, 2013
   Institutional Class           Contractual     0.14%      July 1, 2009    December 31, 2013
   Personal Investment Class     Contractual     0.69%/2/   July 1, 2009    December 31, 2013
   Private Investment Class      Contractual     0.39%/2/   July 1, 2009    December 31, 2013
   Reserve Class                 Contractual     1.01%/2/   July 1, 2009    December 31, 2013
   Resource Class                Contractual     0.30%/2/   July 1, 2009    December 31, 2013

Liquid Assets Portfolio
   Cash Management Class         Contractual     0.22%/2/   July 1, 2009    December 31, 2013
   Corporate Class               Contractual     0.17%      July 1, 2009    December 31, 2013
   Institutional Class           Contractual     0.14%      July 1, 2009    December 31, 2013
   Personal Investment Class     Contractual     0.69%/2/   July 1, 2009    December 31, 2013
   Private Investment Class      Contractual     0.44%/2/   July 1, 2009    December 31, 2013
   Reserve Class                 Contractual     1.01%/2/   July 1, 2009    December 31, 2013
   Resource Class                Contractual     0.34%      July 1, 2009    December 31, 2013

STIC Prime Portfolio
   Cash Management Class         Contractual     0.22%/2/   July 1, 2009    December 31, 2013
   Corporate Class               Contractual     0.17%      July 1, 2009    December 31, 2013
   Institutional Class           Contractual     0.14%      July 1, 2009    December 31, 2013
   Personal Investment Class     Contractual     0.69%/2/   July 1, 2009    December 31, 2013
   Private Investment Class      Contractual     0.44%/2/   July 1, 2009    December 31, 2013
   Reserve Class                 Contractual     1.01%/2/   July 1, 2009    December 31, 2013
   Resource Class                Contractual     0.30%/2/   July 1, 2009    December 31, 2013

Tax-Free Cash Reserve
Portfolio/3/
   Cash Management Class         Contractual     0.33%/2/   July 1, 2009    December 31, 2013
   Corporate Class               Contractual     0.28%      July 1, 2009    December 31, 2013
   Institutional Class           Contractual     0.25%      July 1, 2009    December 31, 2013
   Personal Investment Class     Contractual     0.80%/2/   July 1, 2009    December 31, 2013
   Private Investment Class      Contractual     0.50%/2/   July 1, 2009    December 31, 2013
   Reserve Class                 Contractual     1.12%/2/   July 1, 2009    December 31, 2013
   Resource Class                Contractual     0.41%/2/   July 1, 2009    December 31, 2013

Treasury Portfolio
   Cash Management Class         Contractual     0.22%/2/   July 1, 2009    December 31, 2013
   Corporate Class               Contractual     0.17%      July 1, 2009    December 31, 2013
   Institutional Class           Contractual     0.14%      July 1, 2009    December 31, 2013
   Personal Investment Class     Contractual     0.69%/2/   July 1, 2009    December 31, 2013
   Private Investment Class      Contractual     0.44%/2/   July 1, 2009    December 31, 2013
   Reserve Class                 Contractual     1.01%/2/   July 1, 2009    December 31, 2013
   Resource Class                Contractual     0.30%/2/   July 1, 2009    December 31, 2013

/1/ The expense rate excluding 12b-1 fees of any class of shares established after the date of this Memorandum of Agreement will be the same as existing classes.
/2/ The expense limit shown is the expense limit after Rule 12b-1 fee waivers by Invesco Distributors, Inc.
/3/ The expense limitation also excludes Trustees' fees and federal registration expenses.

ADV MOA 070113
                                                             as of July 1, 2013

                    EXHIBIT "C" - VARIABLE INSURANCE FUNDS

        AIM VARIABLE INSURANCE FUNDS (INVESCO VARIABLE INSURANCE FUNDS)

                                                             CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF   EXPIRATION
FUND                                                          VOLUNTARY   LIMITATION   CURRENT LIMIT        DATE
----                                                         ------------ ---------- ----------------- --------------
Invesco V.I. American Franchise Fund
   Series I Shares                                           Contractual     0.90%     July 1, 2012    June 30, 2014
   Series II Shares                                          Contractual     1.15%     July 1, 2012    June 30, 2014

Invesco V.I. American Value Fund
   Series I Shares                                           Contractual     2.00%     July 1, 2012    June 30, 2014
   Series II Shares                                          Contractual     2.25%     July 1, 2012    June 30, 2014

Invesco V.I. Balanced-Risk Allocation Fund/1/
   Series I Shares                                           Contractual     0.78%     July 1, 2013    April 30, 2014
   Series II Shares                                          Contractual     1.03%     July 1, 2013    April 30, 2014

Invesco V.I. Comstock Fund
   Series I Shares                                           Contractual     0.78%     May 1, 2013     April 30, 2014
   Series II Shares                                          Contractual     1.03%     May 1, 2013     April 30, 2014

Invesco V.I. Core Equity Fund
   Series I Shares                                           Contractual     2.00%     May 1, 2013     June 30, 2014
   Series II Shares                                          Contractual     2.25%     May 1, 2013     June 30, 2014

Invesco V.I. Diversified Dividend Fund
   Series I Shares                                           Contractual     2.00%     May 1, 2013     June 30, 2014
   Series II Shares                                          Contractual     2.25%     May 1, 2013     June 30, 2014

Invesco V.I. Diversified Income Fund
   Series I Shares                                           Contractual     0.75%     July 1, 2005    April 30, 2014
   Series II Shares                                          Contractual     1.00%     July 1, 2005    April 30, 2014

Invesco V.I. Equally-Weighted S&P 500 Fund
   Series I Shares                                           Contractual     2.00%     July 1, 2012    June 30, 2014
   Series II Shares                                          Contractual     2.25%     July 1, 2012    June 30, 2014

Invesco V.I. Equity and Income Fund
   Series I Shares                                           Contractual     1.50%     July 1, 2012    June 30, 2014
   Series II Shares                                          Contractual     1.75%     July 1, 2012    June 30, 2014

Invesco V.I. Global Core Equity Fund
   Series I Shares                                           Contractual     2.25%     July 1, 2012    June 30, 2014
   Series II Shares                                          Contractual     2.50%     July 1, 2012    June 30, 2014

ADV MOA 070113
                                                             as of July 1, 2013

                                                             CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF   EXPIRATION
FUND                                                          VOLUNTARY   LIMITATION   CURRENT LIMIT        DATE
----                                                         ------------ ---------- ----------------- --------------
Invesco V.I. Global Health Care Fund
   Series I Shares                                           Contractual     2.00%      May 1, 2013     June 30, 2014
   Series II Shares                                          Contractual     2.25%      May 1, 2013     June 30, 2014

Invesco V.I. Global Real Estate Fund
   Series I Shares                                           Contractual     2.00%      May 1, 2013     June 30, 2014
   Series II Shares                                          Contractual     2.25%      May 1, 2013     June 30, 2014

Invesco V.I. Government Securities Fund
   Series I Shares                                           Contractual     1.50%      May 1, 2013     June 30, 2014
   Series II Shares                                          Contractual     1.75%      May 1, 2013     June 30, 2014

Invesco V.I. Growth and Income Fund
   Series I Shares                                           Contractual     0.78%      May 1, 2013    April 30, 2014
   Series II Shares                                          Contractual     1.03%      May 1, 2013    April 30, 2014

Invesco V.I. High Yield Fund
   Series I Shares                                           Contractual     0.80%      May 2, 2011    April 30, 2014
   Series II Shares                                          Contractual     1.05%      May 2, 2011    April 30, 2014

Invesco V.I. International Growth Fund
   Series I Shares                                           Contractual     2.25%     July 1, 2012     June 30, 2014
   Series II Shares                                          Contractual     2.50%     July 1, 2012     June 30, 2014

Invesco V.I. Mid Cap Core Equity Fund
   Series I Shares                                           Contractual     2.00%      May 1, 2013     June 30, 2014
   Series II Shares                                          Contractual     2.25%      May 1, 2013     June 30, 2014

Invesco V.I. Mid Cap Growth Fund
   Series I Shares                                           Contractual     1.09%     July 1, 2012     June 30, 2014
   Series II Shares                                          Contractual     1.34%     July 1, 2012     June 30, 2014

Invesco V.I. Money Market Fund
   Series I Shares                                           Contractual     1.50%      May 1, 2013     June 30, 2014
   Series II Shares                                          Contractual     1.75%      May 1, 2013     June 30, 2014

Invesco V.I. S&P 500 Index Fund
   Series I Shares                                           Contractual     2.00%     July 1, 2012     June 30, 2014
   Series II Shares                                          Contractual     2.25%     July 1, 2012     June 30, 2014

Invesco V.I. Small Cap Equity Fund
   Series I Shares                                           Contractual     2.00%      May 1, 2013     June 30, 2014
   Series II Shares                                          Contractual     2.25%      May 1, 2013     June 30, 2014

ADV MOA 070113
                                                             as of July 1, 2013

                                                             CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF  EXPIRATION
FUND                                                          VOLUNTARY   LIMITATION   CURRENT LIMIT       DATE
----                                                         ------------ ---------- ----------------- -------------
Invesco V.I. Technology Fund
   Series I Shares                                           Contractual     2.00%      May 1, 2013    June 30, 2014
   Series II Shares                                          Contractual     2.25%      May 1, 2013    June 30, 2014

Invesco V.I. Utilities Fund
   Series I Shares                                           Contractual     2.00%      May 1, 2012    June 30, 2014
   Series II Shares                                          Contractual     2.25%      May 1, 2012    June 30, 2014

Invesco V.I. Value Opportunities Fund
   Series I Shares                                           Contractual     2.00%      May 1, 2013    June 30, 2014
   Series II Shares                                          Contractual     2.25%      May 1, 2013    June 30, 2014

ADV MOA 070113
                                                             as of July 1, 2013


                        EXHIBIT "D" - CLOSED-END FUNDS

                 INVESCO MUNICIPAL INCOME OPPORTUNITIES TRUST

                                                   CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF   EXPIRATION
FUND                                                VOLUNTARY   LIMITATION   CURRENT LIMIT        DATE
----                                               ------------ ---------- ----------------- ---------------
Invesco Municipal Income Opportunities Trust       Contractual     0.67%    August 27, 2012  August 31, 2014

                    INVESCO QUALITY MUNICIPAL INCOME TRUST

                                                   CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF    EXPIRATION
FUND                                                VOLUNTARY   LIMITATION   CURRENT LIMIT         DATE
----                                               ------------ ---------- ----------------- ----------------
Invesco Quality Municipal Income Trust             Contractual     0.50%   October 15, 2012  October 31, 2014

                     INVESCO VALUE MUNICIPAL INCOME TRUST

                                                   CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF    EXPIRATION
FUND                                                VOLUNTARY   LIMITATION   CURRENT LIMIT         DATE
----                                               ------------ ---------- ----------------- ----------------
Invesco Value Municipal Income Trust               Contractual     0.46%   October 15, 2012  October 31, 2014

ADV MOA 070113

                                                               Sub-Item 77Q1(e)

                         SEVENTH AMENDED AND RESTATED
                            MEMORANDUM OF AGREEMENT
                (SECURITIES LENDING ADMINISTRATIVE FEE WAIVER)

   This Seventh Amended and Restated Memorandum of Agreement is entered into as of the dates indicated on Exhibit "A" between AIM Counselor Series Trust (Invesco Counselor Series Trust), AIM Equity Funds (Invesco Equity Funds),
AIM Funds Group (Invesco Funds Group), AIM Growth Series (Invesco Growth Series), AIM International Mutual Funds (Invesco International Mutual Funds), AIM Investment Funds (Invesco Investment Funds), AIM Investment Securities Funds (Invesco Investment Securities Funds), AIM Sector Funds (Invesco Sector Funds), AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds), AIM Treasurer's Series Trust (Invesco Treasurer's Series Trust), AIM Variable Insurance Funds (Invesco Variable Insurance Funds), Invesco Securities Trust and Short-Term Investments Trust (each a "Fund" and collectively, the "Funds"), on behalf of the portfolios listed on Exhibit "A" to this Memorandum of Agreement (the "Portfolios"), and Invesco Advisers, Inc. ("Invesco").

   For and in consideration of the mutual terms and agreements set forth herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Funds and Invesco agree as follows:

    1. Invesco agrees that until the expiration date, if any, of the commitment set forth on the attached Exhibit "A" occurs, as such Exhibit "A" is amended from time to time, Invesco will not charge any administrative fee under each Portfolio's advisory agreement in connection with securities lending activities without prior approval from the Portfolio's Board (such agreement is referred to as the "Waiver").

    2. Neither a Fund nor Invesco may remove or amend the Waiver to a Fund's detriment prior to requesting and receiving the approval of the Portfolio's Board to remove or amend the Waiver. Invesco will not have any right to reimbursement of any amount so waived.

   Unless a Fund, by vote of its Board of Trustees terminates the Waiver, or a Fund and Invesco are unable to reach an agreement on the amount of the Waiver to which the Fund and Invesco desire to be bound, the Waiver will continue indefinitely with respect to such Fund. Exhibit "A" will be amended to reflect the new date through which a Fund and Invesco agree to be bound.

   It is expressly agreed that the obligations of the Trusts hereunder shall not be binding upon any of the Trustees, shareholders, nominees, officers, agents or employees of the Trusts personally, but shall only bind the assets and property of the Funds, as provided in each Trust's Agreement and Declaration of Trust. The execution and delivery of this Memorandum of Agreement have been authorized by the Trustees of each Trust, and this Memorandum of Agreement has been executed and delivered by an authorized officer of each Trust acting as such; neither such authorization by such Trustees nor such execution and delivery by such officer shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the assets and property of the Funds, as provided in each Trust's Agreement and Declaration of Trust.

   Nothing in this Memorandum of Agreement is intended to affect any other memorandum of agreement executed by any Fund or Invesco with respect to any other fee waivers, expense reimbursements and/or expense limitations.

MOA - Securities Lending - AR 7 - All Funds 070113

   IN WITNESS WHEREOF, each Fund, on behalf of itself and its Portfolios listed in Exhibit "A" to this Memorandum of Agreement, and Invesco have entered into this Memorandum of Agreement as of the dates indicated on Exhibit "A".

       AIM COUNSELOR SERIES TRUST (INVESCO COUNSELOR SERIES TRUST)
       AIM EQUITY FUNDS (INVESCO EQUITY FUNDS)
       AIM FUNDS GROUP (INVESCO FUNDS GROUP)
       AIM GROWTH SERIES (INVESCO GROWTH SERIES)
       AIM INTERNATIONAL MUTUAL FUNDS (INVESCO INTERNATIONAL MUTUAL FUNDS) AIM INVESTMENT FUNDS (INVESCO INVESTMENT FUNDS)
       AIM INVESTMENT SECURITIES FUNDS (INVESCO INVESTMENT SECURITIES FUNDS) AIM SECTOR FUNDS (INVESCO SECTOR FUNDS)
       AIM TAX-EXEMPT FUNDS (INVESCO TAX-EXEMPT FUNDS)
       AIM TREASURER'S SERIES TRUST (INVESCO TREASURER'S SERIES FUNDS)
       AIM VARIABLE INSURANCE FUNDS (INVESCO VARIABLE INSURANCE FUNDS) INVESCO SECURITIES TRUST
       SHORT-TERM INVESTMENTS TRUST

By:     /s/ John M. Zerr
        --------------------------
Title:  Senior Vice President

INVESCO ADVISERS, INC.

By:     /s/ John M. Zerr
        --------------------------
Title:  Senior Vice President

MOA - Securities Lending - AR 7 - All Funds 070113

                                  EXHIBIT "A"

          AIM COUNSELOR SERIES TRUST (INVESCO COUNSELOR SERIES TRUST)

PORTFOLIO                                                     EFFECTIVE DATE   COMMITTED UNTIL*
---------                                                    ----------------- ----------------
Invesco American Franchise Fund                              February 12, 2010
Invesco California Tax-Free Income Fund                      February 12, 2010
Invesco Core Plus Bond Fund                                    June 2, 2009
Invesco Equally-Weighted S&P 500 Fund                        February 12, 2010
Invesco Equity and Income Fund                               February 12, 2010
Invesco Floating Rate Fund                                    April 14, 2006
Invesco Global Real Estate Income Fund                         March 9, 2007
Invesco Growth and Income Fund                               February 12, 2010
Invesco Pennsylvania Tax Free Income Fund                    February 12, 2010
Invesco S&P 500 Index Fund                                   February 12, 2010
Invesco Small Cap Discovery Fund                             February 12, 2010
Invesco U.S. Quantitative Core Fund                           March 31, 2006

                    AIM EQUITY FUNDS (INVESCO EQUITY FUNDS)

PORTFOLIO                                                     EFFECTIVE DATE   COMMITTED UNTIL*
---------                                                    ----------------- ----------------
Invesco Charter Fund                                           June 21, 2000
Invesco Constellation Fund                                     June 21, 2000
Invesco Disciplined Equity Fund                                July 14, 2009
Invesco Diversified Dividend Fund                            December 28, 2001
Invesco Summit Fund                                            July 24, 2000

                     AIM FUNDS GROUP (INVESCO FUNDS GROUP)

FUND                                                          EFFECTIVE DATE   COMMITTED UNTIL*
----                                                         ----------------- ----------------
Invesco European Small Company Fund                           August 30, 2000
Invesco Global Core Equity Fund                              December 27, 2000
Invesco International Small Company Fund                      August 30, 2000
Invesco Small Cap Equity Fund                                 August 30, 2000

                   AIM GROWTH SERIES (INVESCO GROWTH SERIES)

FUND                                                           EFFECTIVE DATE   COMMITTED UNTIL*
----                                                         ------------------ ----------------
Invesco Convertible Securities Fund                          February 12, 2010
Invesco Global Quantitative Core Fund                        September 1, 2001
Invesco Leaders Fund                                         February 12, 2010
Invesco Mid Cap Core Equity Fund                             September 1, 2001
Invesco Small Cap Growth Fund                                September 11, 2000
Invesco U.S. Mortgage Fund                                   February 12, 2010

* Committed until the Fund or Invesco requests and receives the approval of the Fund's Board to remove or amend such fee waiver. Such commitments are evergreen until amended and apply to each Portfolio of a Fund.

MOA - Securities Lending - AR 7 - All Funds 070113

      AIM INTERNATIONAL MUTUAL FUNDS (INVESCO INTERNATIONAL MUTUAL FUNDS)

FUND                                                          EFFECTIVE DATE   COMMITTED UNTIL*
----                                                         ----------------- ----------------
Invesco Asia Pacific Growth Fund                               June 21, 2000
Invesco European Growth Fund                                   June 21, 2000
Invesco Global Growth Fund                                     June 21, 2000
Invesco Global Opportunities Fund                             August 1, 2012
Invesco Global Small & Mid Cap Growth Fund                     June 21, 2000
Invesco International Core Equity Fund                       November 25, 2003
Invesco International Growth Fund                              June 21, 2000
Invesco Select Opportunities Fund                             August 1, 2012

                AIM INVESTMENT FUNDS (INVESCO INVESTMENT FUNDS)

FUND                                                           EFFECTIVE DATE   COMMITTED UNTIL*
----                                                         ------------------ ----------------
Invesco Balanced-Risk Allocation Fund                           May 29, 2009
Invesco Balanced-Risk Commodities Strategy Fund              November 29, 2010
Invesco China Fund                                             March 31, 2006
Invesco Developing Markets Fund                              September 1, 2001
Invesco Emerging Market Local Currency Debt Fund               June 14, 2010
Invesco Emerging Markets Equity Fund                            May 11, 2011
Invesco Endeavor Fund                                         November 4, 2003
Invesco Global Health Care Fund                              September 1, 2001
Invesco Global Markets Strategy Fund                         September 26, 2012
Invesco International Total Return Fund                        March 31, 2006
Invesco Pacific Growth Fund                                  February 12, 2010
Invesco Premium Income Fund                                  December 13, 2011
Invesco Select Companies Fund                                 November 4, 2003

     AIM INVESTMENT SECURITIES FUNDS (INVESCO INVESTMENT SECURITIES FUNDS)

FUND                                                           EFFECTIVE DATE   COMMITTED UNTIL*
----                                                         ------------------ ----------------
Invesco Corporate Bond Fund                                  February 12, 2010
Invesco Dynamics Fund                                        November 25, 2003
Invesco Global Real Estate Fund                                April 29, 2005
Invesco High Yield Fund                                         June 1, 2000
Invesco High Yield Securities Fund                           February 12, 2010
Invesco Limited Maturity Treasury Fund                          June 1, 2000
Invesco Money Market Fund                                       June 1, 2000
Invesco Municipal Bond Fund                                     June 1, 2000
Invesco Real Estate Fund                                     September 11, 2000
Invesco Short Term Bond Fund                                  August 29, 2002
Invesco U.S. Government Fund                                    June 1, 2000

                    AIM SECTOR FUNDS (INVESCO SECTOR FUNDS)

FUND                                                          EFFECTIVE DATE   COMMITTED UNTIL+
----                                                         ----------------- ----------------
Invesco American Value Fund                                  February 12, 2010
Invesco Comstock Fund                                        February 12, 2010
Invesco Dividend Income Fund                                 November 25, 2003

* Committed until the Fund or Invesco requests and receives the approval of the Fund's Board to remove or amend such fee waiver. Such commitments are evergreen until amended and apply to each Portfolio of a Fund.
+ Committed until the Fund or Invesco requests and receives the approval of the Fund's Board to remove or amend such fee waiver. Such commitments are evergreen until amended and apply to each Portfolio of a Fund.

MOA - Securities Lending - AR 7 - All Funds 070113

Invesco Energy Fund                                          November 25, 2003
Invesco Gold & Precious Metals Fund                          November 25, 2003
Invesco Leisure Fund                                         November 25, 2003
Invesco Mid Cap Growth Fund                                  February 12, 2010
Invesco Small Cap Value Fund                                 February 12, 2010
Invesco Technology Fund                                      November 25, 2003
Invesco Technology Sector Fund                               February 12, 2010
Invesco Value Opportunities Fund                             February 12, 2010

                AIM TAX-EXEMPT FUNDS (INVESCO TAX-EXEMPT FUNDS)

FUND                                                          EFFECTIVE DATE   COMMITTED UNTIL*
----                                                         ----------------- ----------------
Invesco High Yield Municipal Fund                            February 12, 2010
Invesco Intermediate Term Municipal Income Fund              February 12, 2010
Invesco Municipal Income Fund                                February 12, 2010
Invesco New York Tax Free Income Fund                        February 12, 2010
Invesco Tax-Exempt Cash Fund                                   June 1, 2000
Invesco Tax-Free Intermediate Fund                             June 1, 2000

        AIM TREASURER'S SERIES TRUST (INVESCO TREASURER'S SERIES TRUST)

FUND                                                          EFFECTIVE DATE   COMMITTED UNTIL*
----                                                         ----------------- ----------------
Premier Portfolio                                            November 25, 2003
Premier Tax-Exempt Portfolio                                 November 25, 2003
Premier U.S. Government Money Portfolio                      November 25, 2003

            AIM VARIABLE INSURANCE FUNDS (INVESCO INSURANCE FUNDS)

FUND                                                           EFFECTIVE DATE   COMMITTED UNTIL*
----                                                         ------------------ ----------------
Invesco V.I. American Franchise Fund                         February 12, 2010
Invesco V.I. American Value Fund                             February 12, 2010
Invesco V.I. Balanced-Risk Allocation Fund                      May 1, 2000
Invesco V.I. Comstock Fund                                   February 12, 2010
Invesco V.I. Core Equity Fund                                   May 1, 2000
Invesco V.I. Diversified Dividend Fund                        February 9, 2010
Invesco V.I. Diversified Income Fund                            May 1, 2000
Invesco V.I. Equally-Weighted S&P 500 Fund                   February 12, 2010
Invesco V.I. Equity and Income Fund                          February 12, 2010
Invesco V.I. Global Core Equity Fund                         February 10, 2010
Invesco V.I. Global Health Care Fund                           April 30, 2004
Invesco V.I. Global Real Estate Fund                           April 30, 2004
Invesco V.I. Government Securities Fund                         May 1, 2000
Invesco V.I. Growth and Income Fund                          February 12, 2010
Invesco V.I. High Yield Fund                                    May 1, 2000
Invesco V.I. International Growth Fund                          May 1, 2000
Invesco V.I. Mid Cap Core Equity Fund                        September 10, 2001
Invesco V.I. Mid Cap Growth Fund                             February 12, 2010
Invesco V.I. Money Market Fund                                  May 1, 2000
Invesco V.I. S&P 500 Index Fund                              February 12, 2010
Invesco V.I. Small Cap Equity Fund                           September 1, 2003
Invesco V.I. Technology Fund                                   April 30, 2004
Invesco V.I. Utilities Fund                                    April 30, 2004
Invesco V.I. Value Opportunities Fund                        September 10, 2001

* Committed until the Fund or Invesco requests and receives the approval of the Fund's Board to remove or amend such fee waiver. Such commitments are evergreen until amended and apply to each Portfolio of a Fund.


MOA - Securities Lending - AR 7 - All Funds 070113

                           INVESCO SECURITIES TRUST

FUND                                                          EFFECTIVE DATE  COMMITTED UNTIL*
----                                                         ---------------- ----------------
Invesco Balanced-Risk Aggressive Allocation Fund             January 16, 2013

                         SHORT-TERM INVESTMENTS TRUST

FUND                                                         EFFECTIVE DATE COMMITTED UNTIL*
----                                                         -------------- ----------------
Government & Agency Portfolio                                 June 1, 2000
Government TaxAdvantage Portfolio                             June 1, 2000
Liquid Assets Portfolio                                       June 1, 2000
STIC Prime Portfolio                                          June 1, 2000
Tax-Free Cash Reserve Portfolio                               June 1, 2000
Treasury Portfolio                                            June 1, 2000

* Committed until the Fund or Invesco requests and receives the approval of the Fund's Board to remove or amend such fee waiver. Such commitments are evergreen until amended and apply to each Portfolio of a Fund.

MOA - Securities Lending - AR 7 - All Funds 070113